UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Semi-Annual Report

APRIL 30, 2010

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	11

Performance Chart	15

First Eagle Global Fund:

Fund Overview	18

Schedule of Investments	20

First Eagle Overseas Fund:

Fund Overview	40

Schedule of Investments	42

First Eagle U.S. Value Fund:

Fund Overview	58

Schedule of Investments	60

First Eagle Gold Fund:

Fund Overview	70

Schedule of Investments	72

First Eagle Fund of America:

Management's Discussion of Fund Performance	77

Fund Overview	80

Schedule of Investments	82

Statements of Assets and Liabilities	88

Statements of Operations	92

Statements of Changes in Net Assets	94

Financial Highlights	98

Notes to Financial Statements	108

Fund Expenses	133

General Information	137

Privacy Notice	138

Consideration of Investment Advisory Agreements	140

Letter from the President

Dear Fellow Shareholders,

After a year which concluded with strong performance across world equity markets, investors entered 2010 with a sense of optimism and faith in the stability of the global financial system. However, the complacent environment of low volatility and advancing share prices was rudely interrupted several weeks ago with the prospect of sovereign defaults in Southern Europe and a deterioration of the euro. Although the latest debt crisis should not be viewed as surprising, it is a reminder that the credit bubble will continue to haunt global economies. There is no quick and easy fix.

With the one trillion euro support package, a bruised, if not crippled Eurozone, pending financial reform and fragile trade imbalances, uncertainty and fear have returned to equity markets.

At First Eagle we do not speculate on potential economic developments or on future market movements. Rather, we scour the universe to uncover what we feel are good businesses whose shares can be acquired at prices which we believe afford us a margin of safety. We are mindful of and respectful of the macro environment and we try to factor every conceivable (and sometimes inconceivable) risk into our investment decisions. And volatility, which can provide opportunity, is our friend.

Our mission has never changed through the many ups and downs over the decades - we act as the stewards of our clients' capital and we are committed to our goal of preserving the purchasing power of this capital over time.

Our capable portfolio management teams have been strengthened with the appointment of seasoned analyst Kimball Brooker, Jr. to an associate portfolio management position on the First Eagle Overseas and First Eagle U.S. Value Funds. Along with Matt McLennan and Abhay Deshpande as portfolio managers, and Rachel Benepe as co-portfolio manager of the First Eagle Gold Fund, Bruce Greenwald as Director of Research, Jean-Marie Eveillard in his capacity as Senior Adviser and a team of nine additional analysts, we are confident that we have an excellent investment team to guide us through uncharted territories.

John P. Arnhold

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Fund of America, managed by Harold Levy and David Cohen, continues to find opportunities where corporate change has the potential to provide a catalyst for capital appreciation. As merger and acquisition activity increases there are more situations where potential for positive value creation might be found.

In December of last year, the adviser to the Funds, Arnhold and S. Bleichroeder Advisers, LLC, announced its new corporate name, First Eagle Investment Management, LLC ("FEIM"). The change reflects the Firm's exclusive commitment to asset management and the strong value our shareholders rightly associate with the First Eagle Funds.

Please be assured that your investments in our Funds will continue to be managed in the same diligent manner as they have been for over 30 years. Many of our Portfolio Managers, senior executives and employees have substantial investments alongside yours, and we are grateful for the confidence that you continue to place in our Firm.

Sincerely,

John P. Arnhold

President

June 2010

Past performance is no guarantee of future results. The portfolios are actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Letter from the Global Value Team Portfolio Managers

The public's appetite for deflation is limited. Who desires it in a world of fixed nominal debt? Deflation, and our system of populist democracy with a fiat money architecture, is like oil and water. Yet we are in a squeeze. Were gold money, we'd likely be seeing deflation in parts of the manufacturing economy. There is not only cyclical excess capacity, but a secular decline in labor intensity due to both technology and cheap substitute labor from Asia. Excess capacity is pressuring real incomes for the blue collar worker in developed economies, whether they're in Detroit or in Greece. This negative impact on wages is further exacerbated by rising energy prices and a growing tax burden to fund the redistributional demands of an aging demographic. Pressure on real disposable incomes of the average worker would no doubt, in a world where gold were money, have pressured demand from this segment of the population and had a multiplier effect rippling throughout the economy. Yet the last vestiges of metallic backing for currency have long since gone as the central banks and governments have tried to address this deflationary pulse by doing "whatever it takes" to keep the stock of money growing—namely substituting government debt for private sector debt. What is the value of something in potentially infinite supply?

The Austrian economists sound a warning on such policies. Von Mises warned that one cannot make all people truly wealthier by printing money. This seems self evident, yet today monetary expansionism is conducted under the cloak of responsible economic policy on a global basis. The result, in our opinion, is that the price of money is fake: short-term interest rates are negative in real terms; long-term government bond yields are being partially supported by direct central bank purchases; risky bank debt was state guaranteed; exchange rate pegs are being blindly adhered to despite major imbalances. When the price of money is fake, mal-investment and real economic dislocation may follow.

While much of the recent media attention has been on the excess of the last U.S. credit cycle, liberal monetary trends have been more broadly based. For example, China is arguably one of the greatest monetary experiments of all time. The stock of Chinese M2 in dollar terms has grown over six fold in the past decade. Whether they are ignorant, indifferent or appreciative of this fact, many respected pundits continue to laud China's "effective" centralized policy management. There is substance to the assertion that China has and can still play productivity catch-up by improving property rights and by investing in cities, roads and routers. But why is it that China with one fifth the world's population and a below average Gross Domestic Product ("GDP") per capita has suddenly

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

become the source of the world's marginal bid for platinum jewelry, first growth Bordeaux, Antwerp diamonds and high-end New York condos? Why is China close to half the world's installed cement and steel capacity without any real advantage in the required raw materials? Could it be because the price of money is fake?

Why did the euro trade at $1.50 when the real purchasing power of its constituent currencies (not just the deutschemark but the franc, lira, peseta, drachma, etc.) had averaged closer to $1.20 over the prior two decades, when there was no meaningful interest rate carry to the dollar and where the Eurozone had dipped into a current account deficit position like its American counterpart? Could it have been forced reserve accumulation as a second order consequence of the fake price of money in pegged currency regimes? In the spirit of keeping the price of money fake, European governments have decided to prop up Greek government debt, even though a restructuring would impose fiscal discipline on other would-be-offenders lest they suffer the same fate. A restructuring would have also reminded the banks, who "arbed" the higher Greek yields, that a higher yield is often a return of capital, not a return on capital. Why did the central bank feel compelled to intervene to correct market pricing? We have made great strides in opening up the world economy and in the diffusion of property rights and technology so the scope for a market based system has never been broader, but we are frequently reminded of the parallel and growing market distortion from governments.

As we survey the globe, the aftermath of the financial crisis has produced fiscal deficits around the developed world that are larger as a percentage of GDP than the trend growth rate of nominal GDP in those economies, which means that without tough adjustment we are, in our view, on an unsustainable policy course. We live in a world of negative real rates borne out of a lack of political will for deflationary adjustment, but we believe there is now a further backlog of deflationary fiscal adjustment to come if the political will exists and inflationary adjustment if it doesn't. Either way, it may be a long time before money earns

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Letter from the Global Value Team Portfolio Managers (continued)

an attractive real return. Is it any surprise that gold, which some view as nature's currency, which cannot be printed, has appreciated recently relative to paper money?

So what are we to do in a world of "State Capitalism" dominated by G7 Keynesian largesse, OPEC oil supply constraints and Chinese single party monetary experimentalism with rising political tensions from an underlying real squeeze on the average worker? Is it a lost cause?

Well it ain't all bad! Growth in productivity, the fruit of business endeavor, helps absorb these imperfections over time. Whether it absorbs all of them and more we have no idea. History gives us hope in this regard, but it also teaches us that the river can meander before it reaches the sea. Monetary and fiscal stimulus measures have been undertaken to "kick the can down the road" in the hope that productivity buffers the adjustment over time. Fortunately, productivity, at least from a bottom-up stand point, looks pretty good right now. Corporations around the world prepared for Great Depression II. They slashed operating expenses, capital expenditures and working capital levels in anticipation of big sales declines, but the top line fell somewhat less than expected due to both the stimulus and a normalization of consumer confidence. The favorable gap between revenues and outgoings has produced dramatic margin and free cash flow improvement from a depressed base. Corporate profits are the kernel of sustainable economic recovery as they fuel investment and hiring; they fuel growing intrinsic value for equities and declining debt spreads; they fuel higher corporate rents and real estate values. Further to this, increased profits and the resultant increase in wages and capital gains will drive better tax revenues and will meaningfully help abate the current fiscal deficits in the advanced world. Policy stimulus is an amortization of economic pain, not a miracle drug. Productivity and the related rebound of corporate profits provide the key potential buffer to help absorb what will need to be a prudent policy tightening at some point in the future. Were it not for the strong recent free cash flow performance of business around the world, one would be far more worried about the coming policy adjustment.

Perhaps counter-intuitively, we have seen equities (carefully selected) as the least worst alternative in a world of fake money as they represent real claims on real businesses which are the source of productivity required to solve our problems. To the extent that many of the businesses we own today are held at single digit multiples of what we believe are their sustainable operating profits,

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Letter from the Global Value Team Portfolio Managers (continued)

we have the opportunity for high single digit free cash flow yields and participation in the growing "nominal" stream of world activity. This stacks up well relative to bonds in our view.

However, as markets rallied substantially off their lows, our cash and short-dated government bond positions have built to a mid-teens level as a percent of our portfolio. This is not us being enamored with the return available on such paper but rather our discipline to trim or sell some of our positions approaching what we feel is intrinsic value and a recognition that it has become harder, though not impossible, to find good businesses at good prices. The cash is a residual of our investment approach and a reflection of our patience as we acknowledge that in a complex world, with so many counteracting forces, there will be panics to take advantage of in future years.

We continued to hold gold at a low double digit percentage of the portfolio during the period via both bullion and equities as a potential store of value which is independent of the all too human financial architecture. The unorthodox actions by the Federal Reserve Bank, the European Central Bank and People's Bank of China have led people to question the stability of our fiat money architecture. Investors' faith in the security of principal for their cash held in banks and in government obligations has weakened in response to bank failures and anticipated sovereign restructurings. Gold's value has been bid up inversely to that erosion of faith—bid up to levels where it now faces principal risk too in our view. We urge caution as gold may not always glitter from current levels and as such our allocation to gold should not be construed as a directional bet. Rather, we recognize that gold has moved to a higher price given the backdrop, and gold has the potential to counterbalance to a portfolio predominantly invested in man-made enterprise.

Our team of analysts is working hard to uncover businesses that look like eclectic royalties on a slice of global activity that will endure if not expand over time; to find scarce real assets that will keep pace with if not exceed the inflationary tendency and that we aim to buy cheaper through the equity market than through the physical commodity markets; and to identify discounted securities by virtue of the gap between economic earnings and GAAP earnings resulting from complexities such as holding company structures, insurance float or asset run-off dynamics. This is how it should be when prices are neither bargain nor bubble—good old fashioned analysis, discriminating questioning and hard work will make the difference. What we're looking for is a margin of

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Letter from the Global Value Team Portfolio Managers (continued)

safety at the bottom up level given the lack of obvious mispricing at the top-down level. What we're looking for is business resilience in a world of macro turbulence. This must be done security by security—there is no shortcut index, swap, derivative or CDS instrument that will get us there. But that's how we like it!

Matthew McLennan

Head of the Global Value Team Portfolio Manager

Abhay Deshpande

Portfolio Manager

June 2010

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of June 2010 and is subject to change based on market and other conditions. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Management's Discussion of Fund Performance

Although fears about Greece's debt crisis and its effect on markets and governments throughout Europe impacted some European markets negatively, those fears were counter-balanced by the economic recovery taking place in the U.S. and Asia. As a result, worldwide markets were strong for the six-months ended April 30, 2010. The MSCI World Index increased 9.4%. In Europe, the German DAX Index rose 13.3% while the French CAC 40 Index rose 5.8%. In Japan, the Nikkei 225 Index rose 10.2% and in the U.S., the S&P 500 Index rose 15.7%. The U.S. dollar increased relative to other major currencies, particularly the euro and yen, against which it rose 10.7% and 4.2% respectively. Gold, in response to continued foreign exchange volatility, reached $1,179 an ounce representing a 13% increase. Crude oil rose 12% to $86 as of the end of April.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 11.4% for the six-month period while the MSCI World Index rose 9.4%. The Fund's cash position increased from 8.8% as of the end of October to 12.8% on April 30, 2010.

The five largest contributors to the performance of First Eagle Global Fund over the period were Gold bullion (commodity, U.S.), Fanuc Limited (industrial automation, Japan), American Express Company (credit cards, U.S), SMC Corporation (electrical machinery, Japan) and Berkshire Hathaway, Inc., Class 'A' (holding company, U.S) collectively accounting for 3.1% of this period's performance.

The five largest detractors were Ono Pharmaceutical Company Limited (pharmaceuticals, Japan), Secom Company Limited (security services, Japan), Italcementi S.p.A. (cement, Italy), Neopost SA (electronic mailing systems, France) and Astellas Pharma, Inc. (pharmaceuticals, Japan). Their combined negative performance over the six-month period subtracted 0.6% from the Fund's performance.

In most instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2010, the Fund was approximately 30% hedged versus the Japanese yen and approximately 45% hedged versus the euro. We also aim to be 100% hedged on the Mexican peso on our non-mining holdings.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Management's Discussion of Fund Performance (continued)

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 9.0% for the six-month period while the MSCI EAFE Index increased 2.5%. The Fund's cash position rose from 9.6% at the end of October to 14.1% on April 30, 2010.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Gold bullion (commodity, U.S.), Fanuc Limited (industrial automation, Japan), Shimano, Inc. (bicycle parts, Japan), SMC Corporation (electrical machinery, Japan) and Keyence Corporation (electronic measuring instruments, Japan) collectively accounting for 2.9% of this period's performance.

The five largest detractors were Deutsche Wohnen AG (real estate, Germany), Ono Pharmaceutical Company Limited (pharmaceuticals, Japan), Frégate (holding company, France), Italcementi S.p.A. (cement, Italy) and Secom Company Limited (security services, Japan). Their combined negative performance over the six-month period subtracted 0.9% from the Fund's performance.

In most instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2010, the Fund was approximately 30% hedged versus the Japanese yen and approximately 45% hedged versus the euro. We also aim to be 100% hedged on the Mexican peso on our non-mining holdings.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 12.8% for the six-month period while the S&P 500 Index rose 15.7%. The Fund's cash position decreased slightly from 19.4% at the beginning of the period to 18.8% on April 30, 2010.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Home Depot, Inc. (home improvement retailer), American Express Company (credit cards), Comcast Corporation, Class 'A' (cable company), Gold bullion (commodity) and Willis Group Holdings Limited (insurance broker) collectively accounting for 3.8% of this period's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Global, Overseas, U.S. Value and Gold Funds

The five largest detractors were Sanofi-Aventis SA, ADR (pharmaceuticals), Allegheny Energy, Inc. (energy), Murphy Oil Corporation (energy), Powershares DB Agriculture Fund, ETF (agricultural commodities) and Blount International, Inc. 8.875% due 08/01/12 (diversified manufacturing). Their combined negative performance over the six-month period subtracted 0.2% from the Fund's performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares rose 16.1% for the six-month period while the FTSE Gold Mines Index increased 16.4%. The Fund's cash position began and ended the period at approximately 5.6%.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Gold bullion (U.S.), IAMGOLD Corporation (Canada), Lihir Gold Limited (Papua New Guinea), Newmont Mining Corporation (U.S.) and Randgold Resources Limited, ADR (Africa), collectively accounting for 8.1% of this period's performance.

The five largest detractors were Harmony Gold Mining Company Limited, ADR (South Africa), Etruscan Resources, Inc. (Africa), Great Basin Gold Limited (South Africa), Dundee Precious Metals, Inc. (Europe) and Cia de Minas Buenaventura SA, ADR (Peru). Their combined negative performance over the six-month period subtracted 0.04% from the Fund's performance.

We view gold as a hedge against "extreme outcomes," which might include such things as inflation, deflation or outright currency debasement. While we may view any of these outcomes as low probability, we believe gold can at least partially protect a portfolio against potential negative developments that these events could cause. Currently, we see the fiat currency system facing a number of challenges. The status of the U.S. dollar as the world's reserve currency is suspect, the E.U. is facing major issues, the euro is facing its most critical challenge in its 10 year history and the yen also lacks appeal. We feel that gold is currently playing the role of a substitute currency.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Management's Discussion of Fund Performance (continued)

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan	Abhay Deshpande

Head of the Global Value Team	Portfolio Manager

Portfolio Manager	Global, Overseas,

Global, Overseas	U.S. Value and Gold Funds

and U.S. Value Funds

Rachel Benepe	Kimball Brooker, Jr.

Portfolio Manager	Associate Portfolio Manager

Gold Fund	Overseas and U.S. Value Funds

June 2010

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of June 2010 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Performance Chart1

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	31.90%	2.49%	9.43%	13.11%	14.55%	01/01/79[2]
with sales charge	25.31	0.76	8.31	12.53	14.41	01/01/79[2]
Class C (FESGX)	29.92	1.73	8.61	—	12.24	06/05/00
Class I (SGIIX)	32.21	2.75	9.70	13.39	12.54	07/31/98
MSCI World Index[3]	37.02	-6.75	3.35	0.41	9.74	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	33.52%	0.68%	9.04%	13.15%	12.54%	08/31/93
with sales charge	26.84	-1.02	7.93	12.57	12.29	08/31/93
Class C (FESOX)	31.54	-0.09	8.21	—	12.24	06/05/00
Class I (SGOIX)	33.87	0.93	9.31	13.41	13.19	07/31/98
MSCI EAFE Index[4]	34.43	-8.91	3.86	1.64	4.74	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	27.60%	2.54%	6.22%	—	9.51%	09/04/01
with sales charge	21.22	0.80	5.14	—	8.87	09/04/01
Class C (FEVCX)	25.73	1.76	5.43	—	8.70	09/04/01
Class I (FEVIX)	27.98	2.79	6.49	—	9.78	09/04/01
Standard & Poor's 500 Index[5]	38.84	-5.05	2.63	—	2.48	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	47.42%	15.71%	22.10%	24.46%	10.62%	08/31/93
with sales charge	40.05	13.75	20.86	23.83	10.37	08/31/93
Class C (FEGOX)	45.28	14.85	21.19	—	18.06	05/15/03
Class I (FEGIX)	47.75	16.01	22.41	—	19.24	05/15/03
FTSE Gold Mines Index[6]	47.56	12.96	18.38	15.98	3.49	08/31/93
MSCI World Index[3]	37.02	-6.75	3.35	0.41	5.90	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Performance Chart (continued) (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Fund of America
Class A (FEFAX)
without sales charge	33.25%	-1.31%	6.04%	7.10%	6.97%	11/20/98
with sales charge	26.59	-2.98	4.96	6.56	6.49	11/20/98
Class C (FEAMX)	31.23	-2.06	5.24	6.38	6.29	03/02/98
Class Y (FEAFX)[7]	33.28	-1.32	6.02	7.18	11.77	04/10/87
Standard & Poor's 500 Index[5]	38.84	-5.05	2.63	-0.19	8.73	04/10/87

  1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund, First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

  2  Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of First Eagle Investment Management, LLC. The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while Mr. Eveillard was affiliated with another firm.

  3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

  4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Average Annual Returns as of April 30, 2010 (unaudited)

  5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

  6  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

  7  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.19%	1.94%	0.94%	—
First Eagle Overseas Fund	1.20	1.95	0.95	—
First Eagle U.S. Value Fund	1.26	2.00	1.01	—
First Eagle Gold Fund	1.26	2.01	1.01	—
First Eagle Fund of America	1.51	2.26	—	1.51%

These expense ratios are presented as of October 31, 2009 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund Overview | Data as of April 30, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style that may help to minimize risk.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales charge	31.90%	9.43%	13.11%
with sales charge	25.31	8.31	12.53
MSCI World Index	37.02	3.35	0.41
Consumer Price Index	2.24	2.30	2.44

Asset Allocation

Countries

United States	36.22%
Japan	19.97
France	9.03
Switzerland	3.76
Germany	3.12
Mexico	2.23
South Korea	1.82
South Africa	1.77
United Kingdom	1.68
Italy	1.20
Singapore	1.17
Hong Kong	0.95
Malaysia	0.76
Papua New Guinea	0.71
Netherlands	0.60
Belgium	0.55
Taiwan	0.54
Brazil	0.52
Thailand	0.49
Canada	0.07
Norway	0.06
Panama	0.02

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	6.28%
SMC Corporation (Japanese automated control devices manufacturer)	2.01
Fanuc Limited (Japanese industrial manufacturing company)	1.99
Secom Company, Limited (Japanese security services provider)	1.94
Keyence Corporation (Japanese sensors manufacturer)	1.69
Berkshire Hathaway, Inc. Class 'A' (U.S. holding company)	1.68
American Express Company (U.S. credit card and travel services company)	1.67
Cintas Corporation (U.S. uniform designer and manufacturer)	1.60
MS&AD Insurance Group Holdings (Japanese insurance company)	1.60
Sodexo (French food management services provider)	1.57
Total	22.03%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 75.69%
U.S. Common Stocks — 28.31%
Consumer Discretionary 6.23%
13,051,511	Cintas Corporation (a)	$438,387,413	$355,653,675
16,016,312	Comcast Corporation, Class 'A'	266,139,825	301,907,481
5,571,290	Omnicom Group, Inc.	162,938,225	237,671,231
5,300,650	Home Depot, Inc.	131,119,192	186,847,913
2,051,045	Wal-Mart Stores, Inc.	101,774,692	110,038,564
1,636,780	Costco Wholesale Corporation	58,113,486	96,700,962
1,381,358	Unifirst Corporation	30,865,195	67,506,965
772,408	WABCO Holdings, Inc. (b)	16,032,313	25,636,222
2,485	JG Boswell Company (c)	573,840	1,545,670
185,000	St. John Knits International, Inc. (b)(c)	3,180,703	860,250
		1,209,124,884	1,384,368,933
Consumer Staples 0.40%
2,787,320	Sysco Corporation	75,932,783	87,912,073
Energy 3.51%
5,133,863	ConocoPhillips	250,527,413	303,873,351
2,196,331	Apache Corporation	147,925,837	223,498,643
3,975,644	San Juan Basin Royalty Trust (a)	141,567,358	98,317,676
2,327,880	Helmerich & Payne, Inc.	57,215,205	94,558,486
1,008,530	Murphy Oil Corporation	39,438,919	60,663,079
		636,674,732	780,911,235
Financials 4.33%
3,245	Berkshire Hathaway, Inc., Class 'A' (b)	264,150,120	374,229,625
8,054,133	American Express Company	341,727,342	371,456,614
7,577,866	Cincinnati Financial Corporation	191,871,404	215,211,394
34,924	Mills Music Trust (a)(c)	1,055,337	1,352,432
192,250	LandCo Real Estate LLC (b)(c)(d)(e)	669,030	246,080
		799,473,233	962,496,145
Health Care 0.91%
2,499,370	WellPoint, Inc. (b)	118,103,478	134,466,106
1,059,980	Johnson & Johnson	59,610,842	68,156,714
		177,714,320	202,622,820
Industrials 3.25%
3,649,560	3M Company	286,479,143	323,606,485
2,293,679	Alliant Techsystems, Inc. (a)(b)	222,807,831	185,581,568

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 28.31% — (continued)
Industrials 3.25% — (continued)
9,778,961	Blount International, Inc. (a)(b)	$127,911,050	$109,719,942
2,365,411	Automatic Data Processing, Inc.	85,148,200	102,564,221
4,169	Conbraco Industries, Inc. (a)(b)(c)(e)	1,258,498	—
		723,604,722	721,472,216
Information Technology 2.95%
11,097,717	Microsoft Corporation	270,593,300	338,924,277
5,483,320	Linear Technology Corporation	154,211,819	164,828,599
6,694,310	Intel Corporation	91,240,768	152,831,098
		516,045,887	656,583,974
Materials 4.43%
5,275,011	Rayonier, Inc., REIT (a)	102,375,275	258,370,039
3,985,970	Weyerhaeuser Company	173,552,922	197,385,235
3,987,548	Plum Creek Timber Company, Inc., REIT	147,118,846	158,704,410
2,710,004	Vulcan Materials Company	157,213,649	155,229,029
2,675,137	Newmont Mining Corporation	82,419,975	150,021,683
1,258,500	Deltic Timber Corporation (a)	62,903,243	66,222,270
		725,583,910	985,932,666
Telecommunication Services 0.65%
5,391,150	Cisco Systems, Inc. (b)	86,351,072	145,129,758
Utilities 1.65%
4,117,660	IDACorporation, Inc. (a)	136,695,396	148,565,173
3,217,653	FirstEnergy Corporation	124,862,408	121,852,519
4,453,703	Allegheny Energy, Inc.	101,571,987	97,001,651
		363,129,791	367,419,343
Total U.S. Common Stocks		5,313,635,334	6,294,849,163
International Common Stocks — 47.38%
Belgium 0.55%
1,442,429	Groupe Bruxelles Lambert SA	128,455,497	122,132,053
Brazil 0.52%
3,031,450	Petroleo Brasileiro SA, ADR	50,673,221	115,013,213
France 8.75%
5,678,160	Sodexo (a)	181,559,490	348,434,380
4,735,547	Sanofi-Aventis SA (b)	370,785,007	325,075,320
2,548,374	Neopost SA (a)	239,391,100	202,296,249
3,733,423	Carrefour SA	230,370,944	182,762,153

See Notes to Financial Statements.

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 47.38% — (continued)
France 8.75% — (continued)
2,922,176	Rémy Cointreau SA (a)	$106,589,773	$158,367,581
2,147,945	Wendel (a)	111,924,050	139,869,492
2,359,340	Total SA	130,161,165	128,444,627
1,406,349	Société BIC SA	67,542,347	109,322,215
1,679,319	Cie Generale d'Optique Essilor International SA	41,699,271	102,502,951
956,044	Guyenne et Gascogne SA (a)	108,257,344	98,379,060
63,019	Sucrière de Pithiviers-Le-Vieil (a)	35,947,628	58,533,990
430,186	Air Liquide SA	46,743,359	50,206,344
165,085	Robertet SA (a)	21,842,347	20,727,786
42,252	Robertet SA CI (c)(e)	800,508	3,567,979
104,457	Gaumont SA (b)	6,087,824	7,911,737
385,000	Sabeton SA (a)	4,841,233	5,832,101
69,500	NSC Groupe (a)(c)	12,298,421	3,647,887
12,000,000	FINEL (a)(b)(c)(d)(e)(f)	—	797,280
		1,716,841,811	1,946,679,132
Germany 2.73%
3,044,124	HeidelbergCement AG	167,272,790	189,165,845
3,198,075	Daimler AG (b)	156,674,454	164,948,238
1,815,438	Fraport AG	61,560,708	94,310,943
1,172,304	Pfeiffer Vacuum Technology AG (a)	105,767,273	87,234,388
2,464,510	Tognum AG	26,236,180	51,283,988
386,842	Hornbach Baumarkt AG	21,504,161	20,150,189
		539,015,566	607,093,591
Hong Kong 0.95%
12,693,580	Guoco Group Limited	115,086,260	132,424,041
13,770,850	Wharf Holdings Limited	28,612,588	75,644,521
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	2,430,649
		144,635,746	210,499,211
Italy 1.20%
18,139,395	Italcementi S.p.A. RSP	249,186,230	114,552,447
4,682,069	Italcementi S.p.A.	86,201,872	53,474,057
1,734,972	Italmobiliare S.p.A. RSP (b)	121,356,934	49,151,765
1,021,137	Italmobiliare S.p.A. (b)	107,360,738	37,585,751
2,897,743	Gewiss S.p.A.	17,398,762	12,389,046
		581,504,536	267,153,066

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 47.38% — (continued)
Japan 19.87%
3,101,720	SMC Corporation	$348,422,208	$446,236,074
3,734,480	Fanuc Limited	301,020,846	443,555,124
9,908,830	Secom Company Limited	449,677,654	430,933,220
1,571,990	Keyence Corporation	313,389,646	375,927,004
12,348,917	MS&AD Insurance Group Holdings	312,994,683	355,714,989
7,096,370	Shimano, Inc. (a)	164,739,178	323,711,280
8,977,860	Astellas Pharma, Inc.	362,418,345	315,506,697
13,644,430	MISUMI Group, Inc. (a)	237,270,596	272,177,688
5,211,900	Ono Pharmaceutical Company Limited	237,044,527	215,857,839
4,567,060	Canon, Inc.	218,295,606	211,489,673
24,724,305	NKSJ Holdings, Inc. (b)	189,086,262	179,296,890
1,504,110	Hirose Electric Company Limited	165,653,805	162,334,164
6,328,510	THK Company Limited	111,182,097	138,958,723
7,365,720	Mitsubishi Estate Company Limited	109,999,808	133,459,375
69,732	NTT DoCoMo, Inc.	107,301,448	108,551,914
3,501,380	Chofu Seisakusho Company Limited (a)	63,721,317	79,860,281
5,147,000	T. Hasegawa Company Limited (a)	79,849,658	75,580,913
2,719,100	Meitec Corporation (a)	79,203,905	57,044,865
3,461,892	Nissin Healthcare Food Service Company Limited	47,886,384	43,400,188
1,725,100	Ariake Japan Company Limited (a)	29,754,119	25,735,715
2,002,100	Seikagaku Corporation	21,143,745	20,139,153
257,500	Aderans Holdings Company Limited (b)	5,849,064	3,167,925
		3,955,904,901	4,418,639,694
Malaysia 0.76%
57,549,665	Genting Berhad	115,295,027	125,599,049
48,669,360	Genting Malaysia Berhad	43,413,739	44,321,289
		158,708,766	169,920,338
Mexico 2.23%
9,745,693	Industrias Peñoles S.A.B. de C.V.	17,199,241	207,329,866
6,653,993	Grupo Televisa SA, ADR	118,630,535	138,269,974
5,207,150	Grupo Televisa S.A.B. CPO	17,371,195	21,702,107
10,588,875	Fresnillo PLC	74,662,434	129,634,410
		227,863,405	496,936,357

See Notes to Financial Statements.

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 47.38% — (continued)
Netherlands 0.22%
1,209,813	Heineken Holding NV	$28,832,839	$49,546,197
Panama 0.02%
336,567	Banco Latinoamericano de Exportaciones SA	5,061,815	4,765,789
Papua New Guinea 0.71%
44,727,990	Lihir Gold Limited	104,608,015	157,871,246
Singapore 0.27%
12,704,120	Fraser and Neave Limited	12,799,700	45,697,940
13,467,250	ComfortDelgro Corporation Limited	3,279,184	15,427,078
		16,078,884	61,125,018
South Africa 1.77%
22,550,390	Gold Fields Limited, ADR	259,787,234	303,077,242
9,252,833	Harmony Gold Mining Company Limited, ADR	84,568,705	90,400,178
		344,355,939	393,477,420
South Korea 0.90%
2,439,370	KT&G Corporation	139,982,043	123,250,526
51,900	Lotte Confectionery Company Limited	21,157,499	57,221,816
39,989	Namyang Dairy Products Company Limited (a)	7,325,466	19,194,431
		168,465,008	199,666,773
Switzerland 3.76%
3,783,070	Pargesa Holding SA	237,781,696	309,101,291
5,417,450	Nestlé SA	135,598,090	265,534,183
992,781	Kuehne & Nagel International AG	24,102,278	104,319,116
40,274	Lindt & Spruengli AG PC	67,067,587	89,456,276
2,170	Lindt & Spruengli AG	58,314,637	56,501,507
39,740	Edipresse SA	10,811,874	10,586,891
		533,676,162	835,499,264
Thailand 0.49%
27,196,750	Bangkok Bank PCL NVDR	87,761,714	97,926,793
448,850	Bangkok Bank PCL	1,459,292	1,664,719
577,000	OHTL PCL (c)	2,636,472	8,684,871
		91,857,478	108,276,383

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 47.38% — (continued)
United Kingdom 1.68%
6,687,516	Willis Group Holdings Limited	$188,606,586	$230,384,926
2,714,983	Anglo American PLC (b)	62,810,160	116,344,092
2,028,119	Berkeley Group Holdings PLC (b)	25,474,709	25,805,090
		276,891,455	372,534,108
Total International Common Stocks		9,073,431,044	10,536,828,853
Total Common Stocks		14,387,066,378	16,831,678,016
Preferred Stocks — 1.28%
U.S. Preferred Stock — 0.07%
Utilities 0.07%
335,000	Calenergy Capital Trust III 6.50% (c)(g)(m)	14,782,812	15,493,750
International Preferred Stocks — 1.21%
Germany 0.39%
877,242	Hornbach Holding AG	63,837,360	86,563,300
South Korea 0.82%
384,607	Samsung Electronics Company Limited	58,939,842	182,873,541
Total International Preferred Stocks		122,777,202	269,436,841
Total Preferred Stocks		137,560,014	284,930,591
Warrant — 0.10%
United States 0.10%
1,631,737	JPMorgan Chase & Co. Warrant exp 10/28/18 (b)	21,676,220	22,664,826
OUNCES
Commodity — 6.28%
1,185,857	Gold bullion (b)	669,597,270	1,397,532,453
PRINCIPAL AMOUNT
Bonds — 3.89%
U.S. Bonds — 1.46%
Corporate Bonds 0.45%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (c)	4,723,136	4,824,627

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds — 1.46% — (continued)
Corporate Bonds 0.45% — (continued)
$28,930,000	Blount International, Inc. 8.875% due 08/01/12	$28,933,546	$29,363,950
5,000,000	Pulte Homes, Inc. 5.20% due 02/15/15	4,335,702	4,900,000
10,867,000	Texas Industries, Inc. 7.25% due 07/15/13	8,509,227	10,880,584
12,554,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 02/15/15	12,475,487	13,087,545
22,554,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 02/15/17	21,859,903	23,681,700
12,400,750	Yankee Candle Company, Inc. 2.28% due 02/06/14 (h)	8,751,263	12,183,737
		89,588,264	98,922,143
Government Obligations 1.01%
78,869,467	United States Treasury Inflation Indexed Bond 1.875% due 07/15/13 (i)	81,058,531	84,106,873
135,790,686	United States Treasury Inflation Indexed Bond 2.375% due 04/15/11 (i)	137,214,090	140,076,511
		218,272,621	224,183,384
Total U.S. Bonds		307,860,885	323,105,527
International Notes and Bonds — 2.43%
International Corporate Notes and Bonds — 0.79%
Canada 0.07%
33,260,000 USD	CanWest LP 9.25% due 08/01/15 (b)(c)(j)(k)	29,121,477	15,465,900
France 0.28%
15,000,000 EUR	Emin Leydier SA 5.882% due 07/31/16 (c)(d)(e)	21,410,094	19,931,992
12,000,000 EUR	FINEL 9.50% due 06/30/17 (b)(c)(d)(e)	14,474,400	7,972,797
2,000,000 USD	Legrand SA 8.50% due 02/15/25	1,959,414	2,366,632
12,050,000 EUR	Wendel 4.375% due 08/09/17	10,637,414	13,730,319
330,000 EUR	Wendel 4.875% due 11/04/14	273,788	428,637
10,000,000 EUR	Wendel 4.875% due 09/21/15 (l)	10,010,562	12,457,495

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.79% — (continued)
France 0.28% — (continued)
3,500,000 EUR	Wendel 4.875% due 05/26/16	$2,467,437	$4,255,480
		61,233,109	61,143,352
Ireland 0.00%
13,650,000 EUR	Waterford Wedgwood PLC 9.875% due 12/01/10 (b)(c)(e)(j)(k)	16,339,337	—
Netherlands 0.38%
39,700,000 EUR	UPC Holding BV 7.75% due 01/15/14 (l)	46,705,882	54,077,448
22,660,000 EUR	UPC Holding BV 8.625% due 01/15/14 (l)	26,757,958	31,089,190
		73,463,840	85,166,638
Norway 0.06%
5,500,000 USD	Den Norske Bank ASA FRN 0.563% due 08/31/10 (c)	3,888,750	3,355,000
3,170,000 USD	Den Norske Creditbank FRN 0.50% due 08/31/10 (c)	2,059,625	1,981,250
3,500,000 USD	Den Norske Creditbank FRN 0.541% due 08/31/10 (c)	2,610,000	1,785,000
10,000,000 USD	Nordea Bank Norge ASA FRN 0.688% due 11/19/10 (c)	6,826,750	6,050,000
		15,385,125	13,171,250
Total International Corporate Notes and Bonds		195,542,888	174,947,140
International Government Bonds — 1.64%
Japan 0.10%
2,170,015,200 JPY	Japanese Government CPI Linked Bond 1.40% due 06/10/18 (i)	19,908,084	22,863,739
Singapore 0.90%
60,827,000 SGD	Singapore Government Bond 3.625% due 07/01/11	44,191,270	46,026,540
211,030,000 SGD	Singapore Government Bond 4.625% due 07/01/10	142,966,026	155,058,664
		187,157,296	201,085,204
South Korea 0.10%
23,440,200,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (i)	22,356,971	21,739,926
Taiwan 0.54%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	54,069,795	58,219,548

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds — 1.64% — (continued)
Taiwan 0.54% — (continued)
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	$59,188,445	$61,014,842
		113,258,240	119,234,390
Total International Government Bonds		342,680,591	364,923,259
Total International Notes and Bonds		538,223,479	539,870,399
Total Notes and Bonds		846,084,364	862,975,926
Commercial Paper — 12.29%
International Commercial Paper — 4.36%
Finland 0.23%
51,803,000 USD	Nokia Corporation 0.17% due 05/14/10	51,799,820	51,799,820
France 0.74%
50,000,000 USD	GDF Suez SA 0.20% due 05/17/10	49,995,555	49,995,555
18,081,000 USD	GDF Suez SA 0.22% due 06/01/10	18,077,575	18,077,575
12,262,000 USD	Électricité de France 0.20% due 05/19/10	12,260,774	12,260,774
35,000,000 USD	Électricité de France 0.21% due 05/19/10	34,996,325	34,996,325
50,000,000 USD	Total SA 0.21% due 06/28/10	49,983,083	49,983,083
Germany 0.93%
50,000,000 USD	BASF SE 0.20% due 06/14/10	49,987,778	49,987,778
50,000,000 USD	BASF SE 0.20% due 06/25/10	49,984,722	49,984,722
23,826,000 USD	BMW 0.30% due 05/10/10	23,824,213	23,824,213
14,804,000 USD	BMW 0.30% due 06/11/10	14,798,942	14,798,942
34,072,000 USD	BMW 0.33% due 05/06/10	34,070,438	34,070,438
26,364,000 USD	BMW 0.33% due 05/21/10	26,359,166	26,359,166
7,000,000 USD	Henkel AG & Co. KGaA 0.30% due 06/07/10	6,997,842	6,997,842
Italy 0.68%
5,669,000 USD	Eni S.p.A. 0.18% due 05/14/10	5,668,632	5,668,632

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 4.36% — (continued)
Italy 0.68% — (continued)
25,000,000 USD	Eni S.p.A. 0.19% due 05/21/10	$24,997,361	$24,997,361
25,000,000 USD	Eni S.p.A. 0.19% due 05/24/10	24,996,965	24,996,965
23,249,000 USD	Eni S.p.A. 0.19% due 06/18/10	23,243,110	23,243,110
33,000,000 USD	Eni S.p.A. 0.21% due 06/21/10	32,990,183	32,990,183
40,000,000 USD	Eni S.p.A. 0.21% due 06/24/10	39,987,400	39,987,400
Japan 0.67%
100,000,000 USD	Toyota Motor Credit Corporation 0.24% due 05/04/10	99,998,000	99,998,000
50,000,000 USD	Toyota Motor Credit Corporation 0.28% due 05/03/10	49,999,222	49,999,222
Switzerland 1.11%
7,854,000 USD	Nestlé Capital Corporation 0.13% due 06/21/10	7,852,553	7,852,554
44,925,000 USD	Nestlé Capital Corporation 0.15% due 05/12/10	44,922,941	44,922,941
39,668,000 USD	Nestlé Capital Corporation 0.16% due 05/18/10	39,665,003	39,665,003
24,000,000 USD	Nestlé Capital Corporation 0.16% due 05/26/10	23,997,333	23,997,333
24,748,000 USD	Nestlé Capital Corporation 0.17% due 06/21/10	24,742,040	24,742,040
50,000,000 USD	Nestlé Capital Corporation 0.21% due 07/27/10	49,974,625	49,981,665
32,291,000 USD	Nestlé Capital Corporation 0.22% due 07/15/10	32,276,200	32,280,773
23,101,000 USD	Nestlé Capital Corporation 0.23% due 07/15/10	23,089,931	23,093,684
Total International Commercial Paper		971,537,732	971,553,099
U.S. Commercial Paper — 7.93%
$15,000,000	7-Eleven, Inc.	14,999,688	14,999,688
	0.15% due 05/06/10
15,000,000	7-Eleven, Inc. 0.15% due 05/07/10	14,999,625	14,999,625
3,456,000	7-Eleven, Inc. 0.22% due 05/25/10	3,455,493	3,455,493
25,000,000	Abbott Laboratories 0.16% due 05/17/10	24,998,222	24,998,222

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.93% — (continued)
$19,491,000	Abbott Laboratories 0.16% due 05/24/10	$19,489,008	$19,489,008
25,000,000	Abbott Laboratories 0.17% due 05/18/10	24,997,993	24,997,993
55,452,000	Abbott Laboratories 0.17% due 05/19/10	55,447,287	55,447,287
26,000,000	Abbott Laboratories 0.20% due 06/29/10	25,991,478	25,991,478
40,000,000	Abbott Laboratories 0.20% due 07/07/10	39,985,111	39,988,668
28,000,000	Abbott Laboratories 0.20% due 07/20/10	27,987,556	27,990,550
10,800,000	Altria Group, Inc. 0.30% due 05/17/10	10,798,560	10,798,560
19,833,000	Altria Group, Inc. 0.32% due 05/10/10	19,831,413	19,831,413
1,956,000	Altria Group, Inc. 0.32% due 05/14/10	1,955,774	1,955,774
44,373,000	AT&T, Inc. 0.20% due 06/15/10	44,361,907	44,361,907
16,750,000	Bemis Company, Inc. 0.27% due 05/03/10	16,749,749	16,749,749
6,750,000	Bemis Company, Inc. 0.28% due 05/20/10	6,749,003	6,749,003
18,000,000	Bemis Company, Inc. 0.33% due 06/02/10	17,994,720	17,994,720
68,000,000	CME Group Inc. 0.17% due 05/10/10	67,997,110	67,997,110
45,338,000	CME Group Inc. 0.19% due 05/18/10	45,333,932	45,333,932
30,000,000	Coca-Cola Company 0.18% due 05/20/10	29,997,150	29,997,150
35,000,000	Coca-Cola Company 0.18% due 05/25/10	34,995,800	34,995,800
35,000,000	Coca-Cola Company 0.18% due 05/26/10	34,995,625	34,995,625
15,000,000	Coca-Cola Company 0.20% due 06/18/10	14,996,000	14,996,000
62,000,000	ConocoPhillips 0.15% due 05/05/10	61,998,967	61,998,967
50,000,000	ConocoPhillips 0.21% due 06/14/10	49,987,167	49,987,167
24,681,000	ConocoPhillips 0.21% due 06/21/10	24,673,657	24,673,657

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.93% — (continued)
$25,000,000	E. I. du Pont de Nemours & Company 0.18% due 05/07/10	$24,999,250	$24,999,250
22,500,000	H.J. Heinz Company Limited 0.30% due 06/22/10	22,490,250	22,490,250
25,000,000	H.J. Heinz Company Limited 0.33% due 07/01/10	24,986,021	24,986,653
60,000,000	H.J. Heinz Company Limited 0.35% due 07/19/10	59,953,917	59,958,666
10,596,000	H.J. Heinz Company Limited 0.35% due 07/27/10	10,587,038	10,587,970
25,000,000	Honeywell International, Inc. 0.22% due 07/01/10	24,990,681	24,990,958
35,000,000	Merck & Co., Inc. 0.18% due 05/05/10	34,999,300	34,999,300
42,760,000	Merck & Co., Inc. 0.20% due 06/07/10	42,751,210	42,751,210
50,000,000	Merck & Co., Inc. 0.20% due 06/16/10	49,987,222	49,987,222
10,000,000	Merck & Co., Inc. 0.21% due 06/11/10	9,997,608	9,997,608
25,000,000	Microsoft Corporation 0.16% due 05/13/10	24,998,667	24,998,667
5,700,000	Microsoft Corporation 0.16% due 05/26/10	5,699,367	5,699,367
8,000,000	Microsoft Corporation 0.17% due 06/08/10	7,998,564	7,998,564
5,000,000	Microsoft Corporation 0.18% due 06/08/10	4,999,050	4,999,050
18,070,000	Microsoft Corporation 0.20% due 07/28/10	18,061,166	18,063,300
36,000,000	Moody's Corporation 0.19% due 05/03/10	35,999,620	35,999,620
35,000,000	Moody's Corporation 0.27% due 06/17/10	34,987,663	34,987,663
19,967,000	Moody's Corporation 0.29% due 05/21/10	19,963,783	19,963,783
10,992,000	NYSE Euronext 0.31% due 05/21/10	10,990,107	10,990,107
25,534,000	NYSE Euronext 0.32% due 05/11/10	25,531,730	25,531,730
20,800,000	PepsiCo, Inc. 0.18% due 06/08/10	20,796,048	20,796,048
30,000,000	PepsiCo, Inc. 0.18% due 06/22/10	29,992,200	29,992,200

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.93% — (continued)
$20,000,000	PepsiCo, Inc. 0.19% due 06/18/10	$19,994,933	$19,994,933
41,000,000	PepsiCo, Inc. 0.19% due 07/09/10	40,985,069	40,985,650
29,000,000	Philip Morris International, Inc. 0.16% due 05/07/10	28,999,227	28,999,227
30,000,000	Philip Morris International, Inc. 0.17% due 05/13/10	29,998,300	29,998,300
11,916,000	Philip Morris International, Inc. 0.19% due 06/04/10	11,913,862	11,913,862
25,000,000	Procter & Gamble Company 0.18% due 05/12/10	24,998,625	24,998,625
11,878,000	Procter & Gamble Company 0.18% due 05/20/10	11,876,872	11,876,872
19,000,000	Procter & Gamble Company 0.18% due 05/24/10	18,997,815	18,997,815
24,200,000	Procter & Gamble Company 0.18% due 05/27/10	24,196,854	24,196,854
13,692,000	Procter & Gamble Company 0.19% due 05/27/10	13,690,121	13,690,121
45,000,000	Procter & Gamble Company 0.19% due 06/03/10	44,992,163	44,992,163
18,000,000	Procter & Gamble Company 0.20% due 06/04/10	17,996,600	17,996,600
18,000,000	Questar Corporation 0.30% due 05/25/10	17,996,400	17,996,400
25,989,000	Wal-Mart Stores, Inc. 0.15% due 05/05/10	25,988,567	25,988,567
33,000,000	Wal-Mart Stores, Inc. 0.17% due 05/06/10	32,999,221	32,999,221
60,000,000	Walt Disney Company 0.14% due 05/11/10	59,997,667	59,997,667
50,000,000	Walt Disney Company 0.16% due 05/10/10	49,998,000	49,998,000
5,000,000	WellPoint, Inc. 0.28% due 06/17/10	4,998,172	4,998,172
Total U.S. Commercial Paper		1,762,146,925	1,762,162,781
Total Commercial Paper		2,733,684,657	2,733,715,880
Total Investments — 99.53%		$18,795,668,903	22,133,497,692
Other Assets in Excess of Liabilities — 0.47%			104,052,399
Net Assets — 100.00%			$22,237,550,091

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

  (b)  Non-income producing security/commodity.

  (c)  Security is deemed illiquid. At April 30, 2010, the value of these securities amounted to $99,993,414 or 0.45% of net assets.

  (d)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2010, the value of these securities amounted to $28,948,149 or 0.13% of net assets.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $32,516,128 or 0.15% of net assets.

  (f)  Held through Financiere Rouge, LLC, a wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (g)  This security is subject to a call feature and may be called in full or partially on or anytime after May 27, 2010.

  (h)  A term loan security.

  (i)  Inflation protected security.

  (j)  Issuer is in default.

  (k)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (l)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (m)  This security is convertible until September 1, 2027.

At April 30, 2010 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,230,378,370
Gross unrealized depreciation	(892,549,581)
Net unrealized appreciation	$3,337,828,789

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

CME  — Chicago Mercantile Exchange

CPI  — Consumer Price Index

CPO  — Ordinary Participation Certificate

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

JPY  — Japanese Yen

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

See Notes to Financial Statements.

Global Fund

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Restricted Securities
Emin Leydier SA 5.88% due 07/31/16	07/30/09	$21,410,094	$1.33
FINEL 9.50% due 06/30/17	06/22/05	14,474,400	0.66
FINEL	07/30/09	—	0.07
LandCo Real Estate LLC	09/06/06	669,030	1.28

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2010	UNREALIZED APPRECIATION AT APRIL 30, 2010	UNREALIZED DEPRECIATION AT APRIL 30, 2010
Foreign Currency Exchange Contracts — Sales
06/16/10	195,534,000	Euro	$282,908,368	$260,197,289	$22,711,079	$—
07/21/10	335,505,000	Euro	486,305,931	446,431,505	39,874,426	—
08/18/10	333,704,000	Euro	455,908,073	444,103,294	11,804,779	—
09/15/10	236,620,000	Euro	319,595,536	314,897,682	4,697,854	—
06/16/10	30,727,340,000	Japanese Yen	336,557,246	327,028,192	9,529,054	—
07/21/10	40,669,925,000	Japanese Yen	458,421,787	432,830,269	25,591,518	—
08/18/10	23,398,805,000	Japanese Yen	258,341,945	249,202,883	9,139,062	—
09/15/10	29,523,533,000	Japanese Yen	319,889,190	314,558,669	5,330,521	—
06/16/10	282,032,000	Mexican Peso	21,736,570	22,834,693	—	(1,098,123)
07/21/10	788,757,000	Mexican Peso	59,420,871	63,851,572	—	(4,430,701)
08/18/10	415,906,000	Mexican Peso	32,399,003	33,444,016	—	(1,045,013)
09/15/10	531,478,000	Mexican Peso	42,828,317	42,596,247	232,070	—
			$3,074,312,837	$2,951,976,311	$128,910,363	$(6,573,837)

SECURITY	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2010	VALUE APRIL 30, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Affiliated Securities
Aioi Insurance Company Limited*	64,994,300	—	64,994,300	—	$—	$—	$—
Alliant Techsystems, Inc.	1,898,339	395,340	—	2,293,679	185,581,568	—	—
Ariake Japan Company Limited	1,725,100	—	—	1,725,100	25,735,715	—	346,641
Barnes & Noble, Inc.*	3,654,083	—	3,654,083	—	—	(8,593,918)	—
Blount International, Inc.	9,778,961	—	—	9,778,961	109,719,942	—	—

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

SECURITY	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2010	VALUE APRIL 30, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Affiliated Securities — (continued)
Chofu Seisakusho Company Limited	3,501,380	—	—	3,501,380	$79,860,281	$—	$497,468
Cintas Corporation	11,138,751	1,912,760	—	13,051,511	355,653,675	—	6,264,725
City e-Solutions Limited	20,738,780	—	—	20,738,780	2,430,649	—	—
Conbraco Industries, Inc.	4,169	—	—	4,169	—	—	—
Deltic Timber Corporation	1,258,500	—	—	1,258,500	66,222,270	—	188,775
FINEL	12,000,000	—	—	12,000,000	797,280	—	—
Guyenne et Gascogne SA	912,153	43,891	—	956,044	98,379,060	—	—
IDA Corporation, Inc.	4,117,660	—	—	4,117,660	148,565,173	—	2,470,596
Meitec Corporation	2,719,100	—	—	2,719,100	57,044,865	—	—
Mills Music Trust	34,924	—	—	34,924	1,352,432	—	56,615
MISUMI Group, Inc.	14,640,730	—	996,300	13,644,430	272,177,688	(1,260,060)	1,004,443
Namyang Dairy Products Company Limited	39,989	—	—	39,989	19,194,431	—	27,107
Neopost SA	2,807,336	—	258,962	2,548,374	202,296,249	(8,964,775)	5,780,924
NSC Groupe	69,500	—	—	69,500	3,647,887	—	—
Pfeiffer Vacuum Technology AG	1,172,304	—	—	1,172,304	87,234,388	—	—
Rayonier, Inc. REIT	5,275,011	—	—	5,275,011	258,370,039	—	5,275,011
Rémy Cointreau SA	3,976,126	—	1,053,950	2,922,176	158,367,581	(5,290,298)	—
Robertet SA	165,085	—	—	165,085	20,727,786	—	—
Sabeton SA	385,000	—	—	385,000	5,832,101	—	—
San Juan Basin Royalty Trust	3,975,644	—	—	3,975,644	98,317,676	—	3,079,768
Shimano, Inc.	7,086,170	10,200	—	7,096,370	323,711,280	—	2,193,357

See Notes to Financial Statements.

Global Fund

SECURITY	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2010	VALUE APRIL 30, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Affiliated Securities — (continued)
SMC Corporation*	3,853,720	—	752,000	3,101,720	$446,236,074	$581,583	$1,693,632
Sodexo	6,059,452	—	381,292	5,678,160	348,434,380	299,472	9,877,370
Sucrière de Pithiviers- Le-Vieil	63,019		—	63,019	58,533,990	—	1,773,950
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	75,580,913	—	517,119
THK Company Limited*	9,730,350	—	3,401,840	6,328,510	138,958,723	(7,148,078)	476,869
Wendel	2,147,945	—	—	2,147,945	139,869,492	—	—
Total					$3,788,833,588	$(30,376,074)	$41,524,370

  *  Not an affiliated issuer as of April 30, 2010.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	6.23%
Consumer Staples	0.40
Energy	3.51
Financials	4.33
Health Care	0.91
Industrials	3.25
Information Technology	2.95
Materials	4.43
Telecommunication Services	0.65
Utilities	1.65
Total U.S. Common Stocks	28.31

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	6.14%
Consumer Staples	5.36
Energy	1.10
Financials	7.40
Health Care	4.40
Industrials	11.03
Information Technology	4.28
Materials	7.18
Telecommunication Services	0.49
Total International Common Stocks	47.38
U.S. Preferred Stocks
Utilities	0.07
International Preferred Stocks
Consumer Discretionary	0.39
Information Technology	0.82
Total International Preferred Stocks	1.21
Warrant	0.10
Commodity	6.28
U.S. Bonds
Consumer Discretionary	0.27
Energy	0.13
Materials	0.05
Government Issues	1.01
Total U.S. Bonds	1.46

See Notes to Financial Statements.

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Notes and Bonds
Financials	0.24%
Government Issues	1.64
Industrials	0.01
Information Technology	0.38
Materials	0.09
Telecommunication Services	0.07
Total International Notes and Bonds	2.43
Commercial Paper
International Commercial Paper	4.36
U.S. Commercial Paper	7.93
Total Commercial Paper	12.29
Total Investments	99.53%

See Notes to Financial Statements.

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Fund Overview | Data as of April 30, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales charge	33.52%	9.04%	13.15%
with sales charge	26.84	7.93	12.57
MSCI EAFE Index	34.43	3.86	1.64
Consumer Price Index	2.24	2.30	2.44

Asset Allocation

Countries

Japan	30.77%
France	11.46
United States	8.61
Germany	5.44
Switzerland	5.02
Singapore	3.60
South Korea	3.36
South Africa	2.09
Mexico	1.92
Thailand	1.70
Hong Kong	1.65
Netherlands	1.51
United Kingdom	1.47
Italy	1.40
Canada	1.31
Brazil	1.11
Taiwan	0.88
Malaysia	0.87
Papua New Guinea	0.75
Bermuda	0.63
Australia	0.30
Other	0.09

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	7.64%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.80
MS&AD Insurance Group Holdings (Japanese insurance company)	2.51
Pargesa Holding SA (Swiss diversified financials company)	2.16
Fanuc Limited (Japanese automated machine tools manufacturer)	2.05
SMC Corporation (Japanese automated control devices manufacturer)	2.03
Secom Company Limited (Japanese security services provider)	1.84
Keyence Corporation (Japanese sensors manufacturer)	1.83
Sodexo (French food management services provider)	1.63
Gold Fields Limited ADR (South African gold mining company)	1.58
Total	26.07%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 73.30%
International Common Stocks — 72.42%
Australia 0.30%
9,217,342	Spotless Group Limited	$25,816,120	$24,165,223
Bermuda 0.63%
1,365,900	Jardine Matheson Holdings Limited	40,577,021	50,292,438
Brazil 1.11%
2,334,704	Petroleo Brasileiro SA, ADR	25,923,912	88,578,670
Canada 0.80%
1,025,450	EnCana Corporation	11,996,047	33,911,631
1,025,450	Cenovus Energy, Inc.	11,297,247	30,045,685
		23,293,294	63,957,316
France 10.78%
2,113,114	Sodexo	59,661,184	129,669,042
1,622,633	Sanofi-Aventis SA (a)	133,050,131	111,386,909
919,300	Neopost SA	54,325,848	72,976,314
1,066,019	Rémy Cointreau SA	30,286,287	57,772,992
563,378	Laurent-Perrier (b)	20,236,693	52,552,871
791,228	Wendel	17,493,408	51,523,041
888,121	Total SA	55,749,821	48,350,119
510,237	Société BIC SA	19,871,924	39,663,155
599,453	Cie Generale d'Optique Essilor International SA	14,782,044	36,589,654
39,143	Sucrière de Pithiviers-Le-Vieil (b)	15,598,306	36,357,225
348,206	Guyenne et Gascogne SA	40,270,290	35,831,174
236,140	Robertet SA (b)	20,639,502	29,649,328
51,500	Robertet SA CI (c)(d)	2,151,628	4,348,928
540,680	Zodiac Aerospace	29,615,032	28,192,186
364,373	Gaumont SA (a)	21,698,753	27,598,183
232,868	Air Liquide SA	25,332,821	27,177,665
442,830	Société Foncière Financière et de Participations	29,139,582	25,891,020
900,000	Frégate (b)(c)(d)(e)	23,235,900	20,330,632
397,878	Carrefour SA	18,361,975	19,477,311
1,000	Société Vermandoise de Sucreries	854,846	1,953,349
100,000	Sabeton SA	1,463,143	1,514,831
11,593,581	FINEL (a)(b)(c)(d)(e)(f)	9,152,131	770,277
		642,971,249	859,576,206

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.42% — (continued)
Germany 4.72%
1,402,745	HeidelbergCement AG	$76,991,380	$87,168,408
1,418,680	Daimler AG (a)	70,588,798	73,171,757
915,140	Pfeiffer Vacuum Technology AG (b)	39,449,539	68,098,103
6,418,531	Deutsche Wohnen AG (a)(b)	67,969,040	57,996,796
2,707,670	Tognum AG	54,386,147	56,343,904
652,927	Fraport AG	21,196,148	33,919,176
		330,581,052	376,698,144
Hong Kong 1.65%
7,863,340	Guoco Group Limited	57,886,750	82,033,221
4,987,400	Wharf Holdings Limited	10,104,447	27,396,238
7,069,700	Hopewell Holdings Limited	7,819,937	20,805,822
10,851,720	City e-Solutions Limited (a)(c)	323,358	1,271,855
		76,134,492	131,507,136
Italy 1.40%
7,315,306	Italcementi S.p.A. RSP	87,341,485	46,197,031
1,197,736	Italmobiliare S.p.A. RSP (a)	50,324,929	33,931,867
165,635	Italmobiliare S.p.A. (a)	19,155,452	6,096,651
6,004,580	Gewiss S.p.A. (b)	22,944,785	25,672,055
		179,766,651	111,897,604
Japan 30.77%
4,886,870	Shimano, Inc. (b)	81,201,320	222,921,711
6,958,220	MS&AD Insurance Group Holdings	164,966,352	200,434,026
1,379,090	Fanuc Limited	118,121,420	163,798,557
1,125,890	SMC Corporation	142,549,860	161,978,752
3,379,100	Secom Company Limited	143,423,724	146,956,446
610,300	Keyence Corporation	120,033,342	145,947,653
3,260,440	Astellas Pharma, Inc.	133,084,592	114,580,830
15,593,435	NKSJ Holdings, Inc. (a)	118,482,384	113,081,213
2,552,600	Ono Pharmaceutical Company Limited	105,639,342	105,719,358
1,856,870	Canon, Inc.	89,360,001	85,987,228
4,119,770	MISUMI Group, Inc.	70,730,692	82,180,749
688,170	Hirose Electric Company Limited	79,866,257	74,272,162
2,832,150	Nitto Kohki Company Limited (b)	50,121,709	61,163,237
36,623	NTT DoCoMo, Inc.	56,345,936	57,011,082
6,577,300	Japan Wool Textile Company Limited (b)	49,871,284	51,684,031

See Notes to Financial Statements.

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.42% — (continued)
Japan 30.77% — (continued)
2,313,510	THK Company Limited	$37,237,493	$50,799,066
3,452,591	T. Hasegawa Company Limited (b)	47,344,131	50,699,433
2,684,990	Mitsubishi Estate Company Limited	40,106,729	48,649,295
2,022,800	Chofu Seisakusho Company Limited (b)	33,096,084	46,136,488
5,507,100	Kansai Paint Company Limited	42,397,659	41,869,068
3,034,800	OSG Corporation	35,992,231	36,045,208
9,608,600	Okumura Corporation	49,462,587	32,694,476
2,403,680	Daiichikosho Company Limited	26,089,055	31,897,417
1,472,300	Meitec Corporation	43,510,664	30,887,850
2,535,900	Yomeishu Seizo Company Limited (b)	22,847,623	24,133,452
1,152,900	Fuji Seal International, Inc.	24,926,357	23,905,099
861,660	Icom, Inc. (b)	22,557,750	23,684,312
2,184,600	Seikagaku Corporation	17,648,500	21,974,923
1,443,600	Ariake Japan Company Limited	30,991,137	21,536,188
1,227,710	AS One Corporation (b)	25,204,184	21,461,590
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (b)	25,950,562	20,254,589
2,068,330	Maezawa Kasei Industries Company Limited (b)	31,939,631	19,925,642
854,602	Nagaileben Company Limited	16,344,689	19,355,652
1,532,856	Nissin Healthcare Food Service Company Limited	24,558,922	19,216,728
306,100	Mabuchi Motor Company Limited	18,167,961	16,892,541
508,106	SK Kaken Company Limited	9,470,131	14,398,453
493,250	Mandom Corporation	6,249,764	13,112,074
806,280	Chudenko Corporation	12,295,496	10,013,664
2,572,675	TOMONY Holdings, Inc. (a)	17,372,743	8,835,919
1,223,670	Sansei Yusoki Company Limited (b)	10,265,159	6,505,768
100,000	Asahi Broadcasting Corporation	6,141,481	5,731,299
1,424,100	Shingakukai Company Limited (b)	10,266,277	4,997,108
		2,212,233,215	2,453,330,337
Malaysia 0.87%
20,596,910	Genting Berhad	42,948,986	44,951,648
26,498,290	Genting Malaysia Berhad	23,628,983	24,130,960
		66,577,969	69,082,608

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.42% — (continued)
Mexico 1.92%
3,552,612	Industrias Peñoles S.A.B. de C.V.	$3,110,554	$75,578,265
3,356,716	Grupo Televisa SA, ADR	60,731,033	69,752,559
1,866,300	Grupo Televisa S.A.B. CPO	6,226,292	7,778,274
		70,067,879	153,109,098
Netherlands 0.89%
496,018	HAL Trust	13,919,475	52,497,989
444,929	Heineken Holding NV	10,373,759	18,221,444
		24,293,234	70,719,433
New Zealand 0.05%
5,750,000	Tasman Farms Limited (a)(b)(c)(d)	1,054,354	4,181,976
Panama 0.04%
240,137	Banco Latinoamericano de Exportaciones SA	2,293,328	3,400,340
Papua New Guinea 0.75%
16,906,460	Lihir Gold Limited	39,780,691	59,672,789
Singapore 2.73%
23,192,830	Haw Par Corporation Limited (b)	76,875,316	103,056,682
28,195,900	Singapore Airport Terminal Services Limited	32,580,982	58,014,985
10,073,300	Fraser and Neave Limited	10,564,974	36,234,628
17,725,525	ComfortDelgro Corporation Limited	7,149,142	20,305,041
		127,170,414	217,611,336
South Africa 2.09%
9,398,560	Gold Fields Limited, ADR	126,216,156	126,316,646
4,135,680	Harmony Gold Mining Company Limited, ADR	41,206,086	40,405,594
		167,422,242	166,722,240
South Korea 2.04%
896,063	KT&G Corporation	51,445,274	45,274,081
33,225	Lotte Confectionery Company Limited	10,303,934	36,631,885
948,330	Fursys, Inc. (b)	11,511,219	23,700,763
120,620	Nong Shim Company Limited	31,736,226	23,234,872
119,080	Pacific Corporation	18,151,496	13,752,190
22,950	Namyang Dairy Products Company Limited	4,912,653	11,015,834
1,182,040	Dong Ah Tire & Rubber Company Limited	5,161,359	8,233,274

See Notes to Financial Statements.

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.42% — (continued)
South Korea 2.04% — (continued)
91,653	Sam-A Pharm Company Limited	$631,033	$412,226
		133,853,194	162,255,125
Switzerland 5.02%
2,111,661	Pargesa Holding SA	109,671,397	172,536,364
2,307,150	Nestlé SA	50,656,059	113,084,050
154,216	Rieter Holding AG (a)	26,194,009	47,126,522
360,194	Kuehne & Nagel International AG	8,845,881	37,848,347
792	Lindt & Spruengli AG	5,105,206	20,621,748
35,000	Edipresse SA	11,616,314	9,324,136
		212,088,866	400,541,167
Taiwan 0.69%
20,184,980	Taiwan Secom Company Limited	32,105,415	32,849,384
8,687,749	Compal Electronics, Inc.	7,972,106	12,156,417
13,102,028	Taiwan Sogo Shin Kong Security Company Limited	11,831,241	9,908,675
		51,908,762	54,914,476
Thailand 1.70%
410,911,885	Thai Beverage PCL	70,309,861	85,447,366
12,301,859	Bangkok Bank PCL NVDR	39,320,705	44,295,057
496,220	Bangkok Bank PCL	1,613,300	1,840,408
250,000	OHTL PCL (c)	1,152,073	3,762,942
		112,395,939	135,345,773
United Kingdom 1.47%
2,928,900	Spirax-Sarco Engineering PLC	19,703,018	68,895,715
901,118	Anglo American PLC (a)	19,057,951	38,615,253
731,689	Berkeley Group Holdings PLC (a)	9,190,582	9,309,760
		47,951,551	116,820,728
Total International Common Stocks		4,614,155,429	5,774,380,163
U.S. Common Stocks — 0.88%
Materials 0.88%
1,256,683	Newmont Mining Corporation	35,948,526	70,474,783
Total Common Stocks		4,650,103,955	5,844,854,946

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Investment Companies — 0.09%
100,000	First NIS Regional Fund SICAV (a)(c)(d)(e)	$1,000,000	$50,000
34,500	Third Avenue Global Value Fund, L.P. (a)(c)(e)	3,450,000	7,082,061
Total Investment Companies		4,450,000	7,132,061
International Preferred Stocks — 2.04%
Germany 0.72%
581,442	Hornbach Holding AG	39,598,446	57,374,748
South Korea 1.32%
207,489	Samsung Electronics Company Limited	26,556,568	98,657,195
28,600	Namyang Dairy Products Company Limited	440,234	6,876,799
		26,996,802	105,533,994
Total International Preferred Stocks		66,595,248	162,908,742
OUNCES
Commodity — 7.64%
516,610	Gold bullion (a)	261,939,228	608,824,608
PRINCIPAL AMOUNT
International Bonds — 2.87%
International Corporate Bonds — 1.53%
Canada 0.51%
10,000,000 USD	CanWest LP 9.25% due 08/01/15 (a)(c)(g)(h)	8,690,560	4,650,000
47,142,000 USD	Catalyst Paper Corporation 7.375% due 03/01/14 (c)	40,927,549	32,174,415
4,400,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (c)(g)	4,735,818	4,334,000
		54,353,927	41,158,415
France 0.40%
10,000,000 EUR	Emin Leydier SA 5.882% due 07/31/16 (c)(d)(e)	14,273,396	13,287,995
8,000,000 EUR	FINEL 9.50% due 06/30/17 (a)(c)(d)(e)	9,649,600	5,315,198
2,000,000 USD	Legrand SA 8.50% due 02/15/25	2,057,942	2,366,632

See Notes to Financial Statements.

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 1.53% — (continued)
France 0.40% — (continued)
6,352,000 EUR	Wendel 4.875% due 11/04/14	$7,060,011	$8,250,622
1,950,000 EUR	Wendel 4.875% due 09/21/15 (i)	1,476,999	2,429,211
		34,517,948	31,649,658
Ireland 0.00%
22,300,000 EUR	Waterford Wedgwood PLC 9.875% due 12/01/10 (a)(c)(d)(g)(h)	27,682,258	—
Netherlands 0.62%
23,350,000 EUR	UPC Holding BV 7.75% due 01/15/14 (i)	27,481,977	31,806,257
12,740,000 EUR	UPC Holding BV 8.625% due 01/15/14 (i)	15,044,326	17,479,095
		42,526,303	49,285,352
Total International Corporate Bonds		159,080,436	122,093,425
International Government Bonds — 1.34%
France 0.28%
15,401,253 EUR	France Government Bond OAT 3.00% due 07/25/12 (j)	19,110,803	22,357,591
Singapore 0.87%
50,000,000 SGD	Singapore Government Bond 3.125% due 02/01/11	37,209,171	37,228,157
11,564,000 SGD	Singapore Government Bond 3.625% due 07/01/11	8,021,422	8,750,241
32,082,000 SGD	Singapore Government Bond 4.625% due 07/01/10	21,948,145	23,572,914
		67,178,738	69,551,312
Taiwan 0.19%
462,700,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	14,174,639	15,240,840
Total International Government Bonds		100,464,180	107,149,743
Total International Bonds		259,544,616	229,243,168
Commercial Paper — 13.05%
International Commercial Paper — 6.57%
Finland 0.29%
23,197,000 USD	Nokia Corporation 0.17% due 05/14/10	23,195,576	23,195,576

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.57% — (continued)
France 2.25%
7,500,000 USD	GDF Suez SA 0.20% due 05/17/10	$7,499,333	$7,499,333
75,000,000 USD	GDF Suez SA 0.23% due 07/02/10	74,970,292	74,961,285
6,687,000 USD	Électricité de France 0.20% due 05/19/10	6,686,331	6,686,331
10,000,000 USD	Électricité de France 0.21% due 05/19/10	9,998,950	9,998,950
50,000,000 USD	Électricité de France 0.22% due 07/06/10	49,979,833	49,971,895
30,268,000 USD	Total SA 0.21% due 06/28/10	30,257,760	30,257,760
Germany 1.16%
19,997,000 USD	BASF SE 0.20% due 06/14/10	19,992,112	19,992,112
35,000,000 USD	BASF SE 0.20% due 06/25/10	34,989,305	34,989,305
8,174,000 USD	BMW 0.30% due 05/10/10	8,173,387	8,173,387
12,228,000 USD	BMW 0.33% due 05/06/10	12,227,440	12,227,440
17,382,000 USD	BMW 0.33% due 05/21/10	17,378,813	17,378,813
Italy 0.67%
15,000,000 USD	Eni S.p.A. 0.19% due 05/21/10	14,998,417	14,998,417
25,000,000 USD	Eni S.p.A. 0.19% due 05/24/10	24,996,965	24,996,965
1,751,000 USD	Eni S.p.A. 0.19% due 06/18/10	1,750,557	1,750,556
12,000,000 USD	Eni S.p.A. 0.21% due 06/21/10	11,996,430	11,996,430
Japan 1.22%
17,011,000 USD	Sumitomo Corporation 0.25% due 07/08/10	17,002,967	17,001,056
35,000,000 USD	Toyota Motor Credit Corporation 0.24% due 05/04/10	34,999,300	34,999,300
25,000,000 USD	Toyota Motor Credit Corporation 0.28% due 05/03/10	24,999,611	24,999,611
20,000,000 USD	Toyota Motor Credit Corporation 0.31% due 07/26/10	19,985,189	19,983,760

See Notes to Financial Statements.

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.57% — (continued)
Switzerland 0.98%
4,494,000 USD	Nestlé Capital Corporation 0.13% due 06/21/10	$4,493,172	$4,493,172
10,332,000 USD	Nestlé Capital Corporation 0.16% due 05/18/10	10,331,219	10,331,219
12,904,000 USD	Nestlé Capital Corporation 0.17% due 06/21/10	12,900,892	12,900,892
15,000,000 USD	Nestlé Capital Corporation 0.22% due 07/15/10	14,993,125	14,995,250
15,000,000 USD	Nestlé Capital Corporation 0.23% due 07/15/10	14,992,813	14,995,250
20,000,000 USD	Nestlé Capital Corporation 0.26% due 08/02/10	19,986,567	19,991,802
Total International Commercial Paper		523,776,356	523,765,867
U.S. Commercial Paper — 6.48%
$3,000,000	7-Eleven, Inc.	2,999,560	2,999,560
	0.22% due 05/25/10
10,000,000	Abbott Laboratories 0.16% due 05/17/10	9,999,289	9,999,289
7,509,000	Abbott Laboratories 0.16% due 05/24/10	7,508,232	7,508,232
5,281,000	Altria Group, Inc. 0.30% due 05/17/10	5,280,296	5,280,296
2,506,000	Altria Group, Inc. 0.32% due 05/07/10	2,505,866	2,505,866
10,000,000	Altria Group, Inc. 0.32% due 05/10/10	9,999,200	9,999,200
5,000,000	Bemis Company, Inc. 0.28% due 05/20/10	4,999,261	4,999,261
2,076,000	CME Group Inc. 0.19% due 05/18/10	2,075,814	2,075,814
20,000,000	Coca-Cola Company 0.18% due 05/20/10	19,998,100	19,998,100
20,000,000	Coca-Cola Company 0.18% due 05/25/10	19,997,600	19,997,600
10,000,000	Coca-Cola Company 0.18% due 05/26/10	9,998,750	9,998,750
7,000,000	Coca-Cola Company 0.20% due 06/18/10	6,998,133	6,998,133
38,000,000	ConocoPhillips 0.15% due 05/05/10	37,999,367	37,999,367
16,000,000	ConocoPhillips 0.21% due 06/14/10	15,995,893	15,995,893

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 6.48% — (continued)
$10,000,000	ConocoPhillips 0.21% due 06/21/10	$9,997,025	$9,997,025
15,000,000	Honeywell International, Inc. 0.22% due 07/01/10	14,994,408	14,994,575
15,000,000	Merck & Co., Inc. 0.18% due 05/05/10	14,999,700	14,999,700
7,240,000	Merck & Co., Inc. 0.20% due 06/07/10	7,238,512	7,238,512
25,000,000	Merck & Co., Inc. 0.20% due 06/16/10	24,993,611	24,993,611
6,947,000	Merck & Co., Inc. 0.21% due 06/11/10	6,945,339	6,945,339
6,000,000	Microsoft Corporation 0.16% due 05/26/10	5,999,333	5,999,333
6,500,000	Microsoft Corporation 0.17% due 06/08/10	6,498,834	6,498,834
15,000,000	Microsoft Corporation 0.18% due 06/08/10	14,997,150	14,997,150
6,000,000	Moody's Corporation 0.19% due 05/03/10	5,999,937	5,999,937
5,000,000	Moody's Corporation 0.27% due 06/17/10	4,998,238	4,998,238
10,000,000	Moody's Corporation 0.29% due 05/21/10	9,998,389	9,998,389
4,266,000	NYSE Euronext 0.32% due 05/11/10	4,265,621	4,265,621
35,988,000	NYSE Euronext 0.33% due 05/03/10	35,987,340	35,987,340
10,000,000	PepsiCo, Inc. 0.18% due 06/08/10	9,998,100	9,998,100
11,500,000	PepsiCo, Inc. 0.18% due 06/22/10	11,497,010	11,497,010
7,500,000	PepsiCo, Inc. 0.19% due 06/18/10	7,498,100	7,498,100
13,500,000	Philip Morris International, Inc. 0.16% due 05/07/10	13,499,640	13,499,640
15,000,000	Philip Morris International, Inc. 0.17% due 05/13/10	14,999,150	14,999,150
13,084,000	Philip Morris International, Inc. 0.19% due 06/04/10	13,081,652	13,081,652
9,006,000	Procter & Gamble Company 0.18% due 05/20/10	9,005,144	9,005,144
6,000,000	Procter & Gamble Company 0.18% due 05/24/10	5,999,310	5,999,310

See Notes to Financial Statements.

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 6.48% — (continued)
$13,669,000	Procter & Gamble Company	$13,667,223	$13,667,223
	0.18% due 05/27/10
8,378,000	Procter & Gamble Company 0.19% due 05/27/10	8,376,850	8,376,850
6,000,000	Procter & Gamble Company 0.20% due 06/04/10	5,998,867	5,998,867
15,000,000	Questar Corporation 0.30% due 05/20/10	14,997,625	14,997,625
20,000,000	Wal-Mart Stores, Inc. 0.15% due 05/05/10	19,999,667	19,999,667
12,000,000	Wal-Mart Stores, Inc. 0.17% due 05/06/10	11,999,717	11,999,717
8,000,000	Walt Disney Company 0.14% due 05/11/10	7,999,689	7,999,689
23,500,000	Walt Disney Company 0.16% due 05/10/10	23,499,060	23,499,060
Total U.S. Commercial Paper		516,385,602	516,385,769
Total Commercial Paper		1,040,161,958	1,040,151,636
Total Investments — 98.99%		$6,282,795,005	7,893,115,161
Other Assets in Excess of Liabilities — 1.01%			80,415,856
Net Assets — 100.00%			$7,973,531,017

  (a)  Non-income producing security/commodity.

  (b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (c)  Security is deemed illiquid. At April 30, 2010, the value of these securities amounted to $101,560,279 or 1.27% of net assets.

  (d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $48,285,006 or 0.61% of net assets.

  (e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2010, the value of these securities amounted to $46,836,163 or 0.59% of net assets.

  (f)  Held through Financiere Bleue, LLC, a wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (g)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (h)  Issuer is in default.

  (i)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

  (j)  Inflation protected security.

At April 30, 2010 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,935,069,031
Gross unrealized depreciation	(324,748,875)
Net unrealized appreciation	$1,610,320,156

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

CME  — Chicago Mercantile Exchange

CPO  — Ordinary Participation Certificate

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Restricted Securities
Emin Leydier SA 5.88% due 07/31/16	07/30/09	$14,273,396	$1.33
FINEL 9.50% due 06/30/17	06/22/05	9,649,600	0.66
FINEL	07/14/99	9,152,131	0.07
First NIS Regional Fund SICAV	11/22/94	1,000,000	0.50
Frégate	04/30/04	23,235,900	22.59
Third Avenue Global Value Fund, L.P.	06/30/97	3,450,000	205.28

See Notes to Financial Statements.

Overseas Fund

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2010	UNREALIZED APPRECIATION AT APRIL 30, 2010	UNREALIZED DEPRECIATION AT APRIL 30, 2010
Foreign Currency Exchange Contracts — Sales
06/16/10	89,728,000	Euro	$129,822,957	$119,401,139	$10,421,818	$—
07/21/10	174,897,000	Euro	252,046,385	232,726,030	19,320,355	—
08/18/10	161,579,000	Euro	220,750,038	215,034,181	5,715,857	—
09/15/10	112,191,000	Euro	151,533,018	149,305,578	2,227,440	—
06/16/10	16,444,611,000	Japanese Yen	180,118,194	175,018,450	5,099,744	—
07/21/10	22,990,895,000	Japanese Yen	258,962,217	244,687,392	14,274,825	—
08/18/10	11,680,678,000	Japanese Yen	128,964,239	124,402,021	4,562,218	—
09/15/10	18,290,209,000	Japanese Yen	198,175,474	194,873,147	3,302,327	—
06/16/10	134,712,000	Mexican Peso	10,382,428	10,906,944	—	(524,516)
07/21/10	413,301,000	Mexican Peso	31,159,877	33,461,737	—	(2,301,860)
08/18/10	205,251,000	Mexican Peso	15,989,016	16,504,734	—	(515,718)
09/15/10	224,901,000	Mexican Peso	18,123,293	18,025,089	98,204	—
			$1,596,027,136	$1,534,346,442	$65,022,788	$(3,342,094)

SECURITY	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2010	VALUE APRIL 30, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Affiliated Securities
AS One Corporation	906,660	321,050	—	1,227,710	$21,461,590	$—	$255,429
Chofu Seisakusho Company Limited	2,022,800	—	—	2,022,800	46,136,488	—	287,395
Deutsche Wohnen AG	6,418,531	—	—	6,418,531	57,996,796	—	—
FINEL	11,593,581	—	—	11,593,581	770,277	—	—
Frégate	900,000	—	—	900,000	20,330,632	—	—
Fuji Seal International, Inc.*	1,687,000	—	534,100	1,152,900	23,905,099	(2,982,762)	194,198
Fursys, Inc.	948,330	—	—	948,330	23,700,763	—	405,993
Gaumont SA*	364,373	—	—	364,373	27,598,183	—	—
Gewiss S.p.A.	6,004,580	—	—	6,004,580	25,672,055	—	—
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	103,056,682	—	—
Icom, Inc.	861,660	—	—	861,660	23,684,312	—	86,571
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	51,684,031	—	699,153

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

SECURITY	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2010	VALUE APRIL 30, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Affiliated Securities — (continued)
Laurent- Perrier	563,378	—	—	563,378	$52,552,871	$—	$—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	19,925,642	—	259,756
Matsumoto Yushi-Seiyaku Company Limited	1,058,246	—	—	1,058,246	20,254,589	—	531,610
Nissay Dowa General Insurance Company Limited*	20,991,930	—	20,991,930	—	—	—	1,687,246
Nitto Kohki Company Limited	2,832,150	—	—	2,832,150	61,163,237	—	284,546
Pfeiffer Vacuum Technology AG	915,140	—	—	915,140	68,098,103	—	—
Robertet SA	236,140	—	—	236,140	29,649,328	—	—
Sansei Yusoki Company Limited	1,223,670	—	—	1,223,670	6,505,768	—	86,059
Shimano, Inc.	5,055,070	—	168,200	4,886,870	222,921,711	2,743,574	1,512,615
Shingakukai Company Limited	1,424,100	—	—	1,424,100	4,997,108	—	71,540
Sucrière de Pithiviers- Le-Vieil	39,143	—	—	39,143	36,357,225	—	1,331,977
T. Hasegawa Company Limited	3,452,591	—	—	3,452,591	50,699,433	—	346,882
Tasman Farms Limited	5,750,000	—	—	5,750,000	4,181,976	—	—
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	24,133,452	—	458,607
Total					$1,027,437,351	$(239,188)	$8,499,577

  *  Not an affiliated issuer as of April 30, 2010.

See Notes to Financial Statements.

Overseas Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	10.86%
Consumer Staples	7.91
Energy	2.52
Financials	10.71
Health Care	5.43
Industrials	19.75
Information Technology	5.42
Materials	9.11
Telecommunication Services	0.71
Total International Common Stocks	72.42
U.S. Common Stocks
Materials	0.88
Total U.S. Common Stocks	0.88
Investment Companies	0.09
International Preferred Stocks
Consumer Discretionary	0.72
Consumer Staples	0.08
Information Technology	1.24
Total International Preferred Stocks	2.04
Commodity	7.64
International Bonds
Financials	0.20
Government Issues	1.34
Industrials	0.03
Information Technology	0.62
Materials	0.62
Telecommunication Services	0.06
Total International Bonds	2.87

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commercial Paper
International Commercial Paper	6.57%
U.S. Commercial Paper	6.48
Total Commercial Paper	13.05
Total Investments	98.99%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund Overview | Data as of April 30, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (09-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales charge	27.60%	6.22%	9.51%
with sales charge	21.22	5.14	8.87
Standard & Poor's 500 Index	38.84	2.63	2.48
Consumer Price Index	2.24	2.30	2.40

Asset Allocation

Sector/Industry

Consumer Discretionary	17.82%
Energy	10.00
Financials	9.60
Materials	9.29
Information Technology	8.86
Industrials	6.55
Health Care	5.25
Commodity (Gold Bullion)	5.05
Government Issues	3.15
Utilities	2.49
Telecommunication Services	1.22
Consumer Staples	1.14
Investment Company	0.60
Warrant	0.20

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	5.05%
United States Treasury Inflation Indexed Bond 1.875% due 07/15/13 (U.S. Treasury Bond)	2.81
American Express Company (U.S. credit card and travel services company)	2.71
ConocoPhillips (U.S. energy company)	2.69
Home Depot, Inc. (U.S. home improvement retailer)	2.66
Cintas Corporation (U.S. uniform designer and manufacturer)	2.54
Comcast Corporation Class 'A' (U.S. cable/satellite television company)	2.50
Microsoft Corporation (U.S. software developer)	2.35
Willis Group Holdings Limited (U.K. insurance broker services)	2.29
Sanofi-Aventis SA, ADR (French health care company)	2.10
Total	27.70%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 64.99%
U.S. Common Stocks — 58.41%
Consumer Discretionary 15.20%
923,950	Home Depot, Inc.	$21,860,523	$32,569,238
1,143,570	Cintas Corporation	34,510,670	31,162,283
1,626,946	Comcast Corporation, Class 'A'	25,954,315	30,667,932
573,750	Omnicom Group, Inc.	17,421,015	24,476,175
310,834	Wal-Mart Stores, Inc.	14,497,317	16,676,244
339,640	International Speedway Corporation, Class 'A'	13,364,563	10,379,399
344,770	Ascent Media Corporation (a)	8,045,252	10,177,610
197,022	Unifirst Corporation	5,132,780	9,628,465
92,760	McDonald's Corporation	2,230,743	6,547,928
90,900	Costco Wholesale Corporation	4,001,026	5,370,372
144,110	Copart, Inc. (a)	4,002,002	5,143,286
102,912	WABCO Holdings, Inc. (a)	2,288,816	3,415,649
600	St. John Knits International, Inc. (a)(b)	18,600	2,790
		153,327,622	186,217,371
Consumer Staples 0.66%
257,290	Sysco Corporation	7,044,375	8,114,927
Energy 8.56%
557,548	ConocoPhillips	26,191,328	33,001,266
525,360	Helmerich & Payne, Inc.	13,540,310	21,340,123
207,750	Apache Corporation	14,255,770	21,140,640
236,280	Murphy Oil Corporation	12,352,648	14,212,242
352,139	San Juan Basin Royalty Trust	10,234,184	8,708,398
76,371	SEACOR Holdings, Inc. (a)	5,628,763	6,428,147
		82,203,003	104,830,816
Financials 6.74%
720,080	American Express Company	22,119,712	33,210,090
181	Berkshire Hathaway, Inc., Class 'A' (a)	15,457,822	20,873,825
642,560	Cincinnati Financial Corporation	16,153,022	18,248,704
174,420	Mercury General Corporation	7,908,811	7,847,156
8,140	Alleghany Corporation (a)	2,357,486	2,418,882
8,000	LandCo Real Estate LLC (a)(b)(c)(d)	27,840	10,240
		64,024,693	82,608,897
Health Care 3.15%
296,570	Johnson & Johnson	17,865,833	19,069,451
309,780	WellPoint, Inc. (a)	14,454,331	16,666,164

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 58.41% — (continued)
Health Care 3.15% — (continued)
79,310	DENTSPLY International, Inc.	$1,696,098	$2,905,918
		34,016,262	38,641,533
Industrials 6.10%
284,660	3M Company	18,692,378	25,240,802
240,970	Alliant Techsystems, Inc. (a)	20,978,123	19,496,883
1,239,695	Blount International, Inc. (a)	13,695,961	13,909,378
317,471	Automatic Data Processing, Inc.	11,701,372	13,765,542
85,150	Rofin-Sinar Technologies, Inc. (a)	2,082,590	2,261,584
		67,150,424	74,674,189
Information Technology 7.08%
942,725	Microsoft Corporation	21,769,751	28,790,822
1,050,804	Intel Corporation	18,194,850	23,989,855
736,560	Linear Technology Corporation	18,857,076	22,140,994
732,835	Dell, Inc. (a)	10,250,899	11,857,270
		69,072,576	86,778,941
Materials 7.54%
457,010	Weyerhaeuser Company	17,864,525	22,631,135
341,112	Newmont Mining Corporation	14,660,921	19,129,561
373,700	Rayonier, Inc., REIT	12,134,905	18,303,826
289,792	Vulcan Materials Company	14,289,400	16,599,286
260,137	Plum Creek Timber Company, Inc., REIT	8,483,183	10,353,452
101,150	Deltic Timber Corporation	4,802,970	5,322,513
		72,235,904	92,339,773
Telecommunication Services 1.22%
412,650	Cisco Systems, Inc. (a)	7,402,799	11,108,538
270,390	USA Mobility, Inc. (a)	2,799,280	3,769,237
		10,202,079	14,877,775
Utilities 2.16%
255,330	FirstEnergy Corp.	9,916,137	9,669,347
236,150	IDACorporation, Inc.	7,470,208	8,520,292
377,691	Allegheny Energy, Inc.	8,606,371	8,226,110
		25,992,716	26,415,749
Total U.S. Common Stocks		585,269,654	715,499,971
International Common Stocks — 6.58%
Canada 0.89%
379,197	Franco-Nevada Corporation	7,074,309	10,922,664

See Notes to Financial Statements.

U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 6.58% — (continued)
France 2.10%
754,462	Sanofi-Aventis SA, ADR (a)	$28,866,657	$25,734,699
United Kingdom 3.59%
815,059	Willis Group Holdings Limited	21,750,931	28,078,782
496,990	Amdocs Limited (a)	11,894,360	15,873,861
		33,645,291	43,952,643
Total International Common Stocks		69,586,257	80,610,006
Total Common Stocks		654,855,911	796,109,977
U.S. Preferred Stocks — 0.79%
Consumer Staples 0.46%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(c)(e)	2,542,171	5,547,168
Utilities 0.33%
88,100	Calenergy Capital Trust III 6.50% (b)(f)(j)	3,778,987	4,074,625
Total U.S. Preferred Stocks		6,321,158	9,621,793
Investment Company — 0.60%
292,960	PowerShares DB Agriculture Fund, ETF (a)	7,191,808	7,294,704
Warrant — 0.20%
United States 0.20%
178,908	JPMorgan Chase & Co. Warrant exp 10/28/18 (a)	2,376,639	2,485,032
OUNCES
Commodity — 5.05%
52,516	Gold bullion (a)	34,140,381	61,890,283
PRINCIPAL AMOUNT
U.S. Bonds — 9.59%
Corporate Bonds 5.87%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	514,545	529,500
17,429,000	Blount International, Inc. 8.875% due 08/01/12	17,545,130	17,690,435
250,000	Elizabeth Arden, Inc. 7.75% due 01/15/14	250,000	252,500

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds — 9.59% — (continued)
Corporate Bonds 5.87% — (continued)
$5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	$4,664,164	$5,467,125
2,000,000	Pulte Homes, Inc. 6.25% due 02/15/13	1,863,142	2,100,000
3,800,000	Sanmina-SCI Corporation 6.75% due 03/01/13	3,478,883	3,809,500
2,000,000	Sanmina-SCI Corporation 8.125% due 03/01/16	1,788,390	2,035,000
10,169,000	Sealy Mattress Company 8.25% due 06/15/14	7,400,568	10,321,535
10,500,000	Texas Industries, Inc. 7.25% due 07/15/13	8,686,139	10,513,125
250,000	Visant Holding Corporation 10.25% due 12/01/13 (b)	199,321	259,375
5,424,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 02/15/15	5,499,976	5,654,520
12,697,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 02/15/17	12,692,435	13,331,850
		64,582,693	71,964,465
Government Obligations 3.15%
32,216,184	United States Treasury Inflation Indexed Bond 1.875% due 07/15/13 (g)	31,063,314	34,355,532
4,083,930	United States Treasury Inflation Indexed Bond 2.375% due 04/15/11 (g)	4,126,820	4,212,827
		35,190,134	38,568,359
Convertible Bond 0.57%
6,808,000	Boston Properties LP 3.625% due 02/15/14 (h)(i)	5,198,990	7,037,770
Total U.S. Bonds		104,971,817	117,570,594
U.S. Treasury Bills 4.89%
15,000,000	U.S. Treasury Bill 0.15% due 07/22/10	14,995,046	14,994,765
15,000,000	U.S. Treasury Bill 0.17% due 08/19/10	14,992,208	14,992,035
15,000,000	U.S. Treasury Bill 0.18% due 09/16/10	14,989,650	14,989,125
15,000,000	U.S. Treasury Bill 0.23% due 10/21/10	14,983,781	14,983,965
Total U.S. Treasury Bills		59,960,685	59,959,890

See Notes to Financial Statements.

U.S. Value Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 13.51%
International Commercial Paper — 1.46%
Finland 0.41%
5,000,000 USD	Nokia Corporation 0.17% due 05/14/10	$4,999,693	$4,999,693
France 0.67%
5,000,000 USD	GDF Suez SA 0.20% due 05/17/10	4,999,556	4,999,556
3,256,000 USD	Total SA 0.21% due 06/28/10	3,254,898	3,254,898
Switzerland 0.38%
2,709,000 USD	Nestlé Capital Corporation 0.22% due 07/15/10	2,707,758	2,708,142
1,899,000 USD	Nestlé Capital Corporation 0.23% due 07/15/10	1,898,090	1,898,399
Total International Commercial Paper		17,859,995	17,860,688
U.S. Commercial Paper — 12.05%
$2,274,000	7-Eleven, Inc.	2,273,666	2,273,666
	0.22% due 05/25/10
14,000,000	Abbott Laboratories 0.20% due 07/20/10	13,993,778	13,995,275
6,451,000	Altria Group, Inc. 0.32% due 05/07/10	6,450,656	6,450,656
3,000,000	Altria Group, Inc. 0.32% due 05/10/10	2,999,760	2,999,760
3,000,000	Bemis Company, Inc. 0.28% due 05/20/10	2,999,557	2,999,557
2,586,000	CME Group Inc. 0.19% due 05/18/10	2,585,768	2,585,768
4,000,000	Coca-Cola Company 0.18% due 05/25/10	3,999,520	3,999,520
5,000,000	Coca-Cola Company 0.28% due 08/23/10	4,995,567	4,996,454
5,000,000	Coca-Cola Company 0.30% due 09/20/10	4,994,083	4,994,677
4,381,000	ConocoPhillips 0.21% due 06/21/10	4,379,697	4,379,697
2,500,000	H.J. Heinz Company Limited 0.30% due 06/22/10	2,498,917	2,498,917
5,000,000	H.J. Heinz Company Limited 0.33% due 07/01/10	4,997,204	4,997,331
10,000,000	Honeywell International, Inc. 0.22% due 07/01/10	9,996,272	9,996,383

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.05% — (continued)
$6,000,000	Merck & Co., Inc. 0.23% due 07/19/10	$5,996,972	$5,998,000
8,000,000	Merck & Co., Inc. 0.23% due 08/02/10	7,995,247	7,996,721
6,000,000	Microsoft Corporation 0.17% due 06/08/10	5,998,923	5,998,923
8,000,000	Microsoft Corporation 0.20% due 07/28/10	7,996,089	7,997,034
7,000,000	Moody's Corporation 0.30% due 07/06/10	6,996,150	6,995,414
7,000,000	Moody's Corporation 0.32% due 08/06/10	6,993,964	6,992,416
8,241,000	NYSE Euronext 0.33% due 05/03/10	8,240,849	8,240,849
5,000,000	PepsiCo, Inc. 0.19% due 06/18/10	4,998,733	4,998,733
9,000,000	PepsiCo, Inc. 0.19% due 07/09/10	8,996,723	8,996,850
5,000,000	Philip Morris International, Inc. 0.17% due 05/13/10	4,999,717	4,999,717
1,199,000	Wal-Mart Stores, Inc. 0.15% due 05/05/10	1,198,980	1,198,980
5,000,000	Wal-Mart Stores, Inc. 0.17% due 05/06/10	4,999,882	4,999,882
5,000,000	WellPoint, Inc. 0.28% due 06/17/10	4,998,172	4,998,172
Total U.S. Commercial Paper		147,574,846	147,579,352
Total Commercial Paper		165,434,841	165,440,040
Total Investments — 99.62%		$1,035,253,240	1,220,372,313
Other Assets in Excess of Liabilities — 0.38%			4,673,038
Net Assets — 100.00%			$1,225,045,351

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At April 30, 2010, the value of these securities amounted to $10,423,698 or 0.85% of net assets.

  (c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $5,557,408 or 0.46% of net assets.

  (d)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2010, the value of these securities amounted to $10,240 or 0.00% of net assets.

  (e)  This security is convertible until December 31, 2049.

  (f)  This security is subject to a call feature and may be called in full or partially on or anytime after June 29, 2010.

See Notes to Financial Statements.

U.S. Value Fund

  (g)  Inflation protected security.

  (h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (i)  This security is convertible until February 15, 2014

  (j)  This security is convertible until September 1, 2027.

At April 30, 2010 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$198,316,987
Gross unrealized depreciation	(13,197,914)
Net unrealized appreciation	$185,119,073

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

CME  — Chicago Mercantile Exchange

ETF  — Exchange Traded Fund

NYSE  — New York Stock Exchange

REIT  — Real Estate Investment Trust

Currency

USD  — United States Dollar

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE
Restricted Security
LandCo Real Estate LLC	09/06/06	$27,840	$1.28

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	15.20%
Consumer Staples	0.66
Energy	8.56
Financials	6.74
Health Care	3.15
Industrials	6.10
Information Technology	7.08
Materials	7.54
Telecommunication Services	1.22
Utilities	2.16
Total U.S. Common Stocks	58.41

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Financials	2.29%
Health Care	2.10
Information Technology	1.30
Materials	0.89
Total International Common Stocks	6.58
U.S. Preferred Stocks
Consumer Staples	0.46
Utilities	0.33
Total U.S. Preferred Stocks	0.79
Investment Company	0.60
Warrant	0.20
Commodity	5.05
U.S. Bonds
Consumer Discretionary	2.62
Consumer Staples	0.02
Energy	1.44
Financials	0.57
Government Issues	3.15
Industrials	0.45
Information Technology	0.48
Materials	0.86
Total U.S. Bonds	9.59
U.S. Treasury Bills	4.89

See Notes to Financial Statements.

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commercial Paper
International Commercial Paper	1.46%
U.S. Commercial Paper	12.05
Total Commercial Paper	13.51
Total Investments	99.62%

See Notes to Financial Statements.

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Fund Overview | Data as of April 30, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales charge	47.42%	22.10%	24.46%
with sales charge	40.05	20.86	23.83
FTSE Gold Mines Index	47.56	18.38	15.98
MSCI World Index	37.02	3.35	0.41
Consumer Price Index	2.24	2.30	2.44

Asset Allocation

Countries

Canada	35.09%
United States	24.37
South Africa	12.31
Australia	6.01
Africa	5.91
Papua New Guinea	5.44
Mexico	4.07
United Kingdom	0.79
Peru	0.22

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (United States)	16.70%
Lihir Gold Limited (Papua New Guinea)	5.44
IAMGOLD Corporation (Canada)	5.32
GoldCorp, Inc. (Canada)	5.15
Randgold Resources Limited, ADR (Africa)	4.88
Kinross Gold Corporation (Canada)	4.48
Newmont Mining Corporation (United States)	4.45
Newcrest Mining Limited (Australia)	4.11
AngloGold Ashanti Limited, ADR (South Africa)	4.04
Gold Fields Limited, ADR (South Africa)	3.66
Total	58.23%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Gold Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 77.36%
International Common Stocks — 69.69%
Africa 5.91%
1,318,886	Randgold Resources Limited, ADR	$27,620,623	$111,102,957
11,181,200	Centamin Egypt Limited (a)	13,252,882	23,539,368
		40,873,505	134,642,325
Australia 6.01%
3,054,279	Newcrest Mining Limited	50,651,254	93,627,656
2,943,481	Kingsgate Consolidated Limited	9,873,862	23,423,569
5,020,580	CGA Mining Limited (a)(b)	10,131,532	10,915,378
2,093,857	Independence Group NL	7,607,116	9,000,439
		78,263,764	136,967,042
Canada 35.04%
6,780,072	IAMGOLD Corporation	41,189,263	121,260,904
2,716,350	GoldCorp, Inc.	83,627,036	117,427,810
5,384,802	Kinross Gold Corporation	73,293,474	102,149,694
1,878,874	Barrick Gold Corporation	59,949,439	81,824,963
10,475,171	New Gold, Inc. (a)(b)	22,206,368	61,315,561
5,390,769	Yamana Gold, Inc.	51,302,851	58,813,210
1,764,563	Franco-Nevada Corporation	37,639,458	50,827,747
3,955,534	Minefinders Corporation (a)(c)	29,225,637	39,652,623
4,241,350	Aurizon Mines Limited (a)	5,870,851	24,158,796
1,501,500	Eldorado Gold Corporation (a)	18,528,184	23,043,187
3,054,730	European Goldfields Limited (a)	6,973,054	22,328,228
2,079,130	Osisko Mining Corporation (a)(b)	10,103,134	21,987,848
4,228,830	Anatolia Minerals Development Limited (a)(b)	8,890,707	19,594,480
5,590,480	Northgate Minerals Corporation (a)	16,291,134	18,001,346
4,065,396	Dundee Precious Metals, Inc. (a)(b)	16,845,479	16,197,594
219,123	Agnico-Eagle Mines Limited	7,594,642	13,888,928
1,244,770	Richmont Mines, Inc. (a)	3,474,041	5,730,963
		493,004,752	798,203,882
Mexico 4.07%
4,197,841	Fresnillo PLC	16,620,434	51,392,111
1,945,710	Industrias Peñoles S.A.B. de C.V.	7,519,596	41,393,033
		24,140,030	92,785,144
Papua New Guinea 5.44%
35,128,610	Lihir Gold Limited	61,051,342	123,989,417

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 69.69% — (continued)
Peru 0.22%
154,050	Cia de Minas Buenaventura SA, ADR	$2,894,009	$5,066,704
South Africa 12.21%
2,200,839	AngloGold Ashanti Limited, ADR	70,294,367	92,127,121
6,201,044	Gold Fields Limited, ADR	82,147,473	83,342,031
8,165,183	Harmony Gold Mining Company Limited, ADR	86,005,170	79,773,838
12,118,250	Great Basin Gold Limited (a)	16,629,981	23,008,581
		255,076,991	278,251,571
United Kingdom 0.79%
416,864	Anglo American PLC (a)	19,462,003	17,863,708
Total International Common Stocks		974,766,396	1,587,769,793
U.S. Common Stocks — 7.67%
Materials 7.67%
1,807,587	Newmont Mining Corporation	73,644,072	101,369,479
1,435,401	Royal Gold, Inc.	33,695,339	73,463,823
Total U.S. Common Stocks		107,339,411	174,833,302
Total Common Stocks		1,082,105,807	1,762,603,095
Warrant — 0.05%
Canada 0.05%
650,000	Dundee Precious Metals, Inc. Warrants exp 11/20/15 (a)(b)	—	1,055,091
OUNCES
Commodity — 16.70%
322,873	Gold bullion (a)	139,679,146	380,505,703
PRINCIPAL AMOUNT
International Convertible Bond — 0.10%
South Africa 0.10%
2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (b)(d)	1,900,057	2,233,153

See Notes to Financial Statements.

Gold Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 5.31%
International Commercial Paper — 0.79%
France 0.44%
10,000,000 USD	GDF Suez SA 0.20% due 05/17/10	$9,999,111	$9,999,111
Italy 0.35%
8,000,000 USD	Eni S.p.A. 0.21% due 05/17/10	7,999,253	7,999,253
Total International Commercial Paper		17,998,364	17,998,364
U.S. Commercial Paper — 4.52%
$3,919,000	Altria Group, Inc. 0.30% due 05/17/10	3,918,477	3,918,477
5,167,000	Altria Group, Inc. 0.32% due 05/10/10	5,166,587	5,166,587
3,070,000	AT&T, Inc. 0.20% due 06/15/10	3,069,233	3,069,233
5,000,000	Bemis Company, Inc. 0.28% due 05/20/10	4,999,261	4,999,261
8,600,000	H.J. Heinz Company Limited 0.33% due 07/01/10	8,595,191	8,595,408
10,000,000	H.J. Heinz Company Limited 0.35% due 07/19/10	9,992,319	9,993,111
6,081,000	Merck & Co., Inc. 0.21% due 06/11/10	6,079,546	6,079,546
8,000,000	Moody's Corporation 0.19% due 05/03/10	7,999,916	7,999,916
5,000,000	Moody's Corporation 0.27% due 06/17/10	4,998,238	4,998,238
1,537,000	Moody's Corporation 0.29% due 05/21/10	1,536,752	1,536,752
3,000,000	Moody's Corporation 0.32% due 08/06/10	2,997,413	2,996,750
20,000,000	NYSE Euronext 0.33% due 05/03/10	19,999,633	19,999,633
10,000,000	PepsiCo, Inc. 0.19% due 06/18/10	9,997,467	9,997,467
12,131,000	Procter & Gamble Company 0.18% due 05/27/10	12,129,423	12,129,423
1,577,000	Wal-Mart Stores, Inc. 0.15% due 05/05/10	1,576,974	1,576,974
Total U.S. Commercial Paper		103,056,430	103,056,776
Total Commercial Paper		121,054,794	121,055,140
Total Investments — 99.52%		$1,344,739,804	2,267,452,182
Other Assets in Excess of Liabilities — 0.48%			11,014,745
Net Assets — 100.00%			$2,278,466,927

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

  (a)  Non-income producing security/commodity.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  An affiliate of the fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  This security is convertible until November 30, 2014

At April 30, 2010 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$931,190,553
Gross unrealized depreciation	(8,478,175)
Net unrealized appreciation	$922,712,378

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

SECURITY	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2010	VALUE APRIL 30, 2010	REALIZED GAIN	DIVIDEND INCOME
Affiliated Securities
Minefinders Corporation	3,955,534	—	—	3,955,534	$39,652,623	$—	$—
Richmont Mines, Inc.*	1,787,980	—	543,210	1,244,770	5,730,963	53,040	—
Total					$45,383,586	$—	$—

  *  Not an affiliated issuer as of April 30, 2010.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	69.69%
Total International Common Stocks	69.69
U.S. Common Stocks
Materials	7.67
Total U.S. Common Stocks	7.67

See Notes to Financial Statements.

Gold Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Warrant	0.05%
Commodity	16.70
International Convertible Bond
Materials	0.10
Total International Convertible Bond	0.10
Commercial Paper
International Commercial Paper	0.79
U.S. Commercial Paper	4.52
Total Commercial Paper	5.31
Total Investments	99.52%

See Notes to Financial Statements.

Management's Discussion of Fund Performance

First Eagle Fund of America Class Y increased 16.7% for the six-months ended April 30, 2010 versus an increase of 15.7% for the S&P 500 Index. The five largest contributors to the performance were Valeant Pharmaceuticals International, Owens Corning, Inc., DIRECTV, Class 'A', General Dynamics Corporation, and Precision Castparts Corporation, collectively accounting for 7.3% of the Fund's performance. The five largest detractors from performance were Baxter International, Inc., Dean Foods Company, DynCorp International, Inc., PDL BioPharma, Inc. and Crown Holdings, Inc., collectively subtracting 1.3% from the Fund's performance.

The casino-like atmosphere reminiscent of the post-Lehman environment has, at least temporarily, returned to the marketplace. What else of intelligence can really be said about a market that allows stocks to trade at pennies, even if just temporarily?

However, as much as a well functioning marketplace is important, our approach to investing does not require the ability to dispose of our holdings 24 hours a day, 365 days a year. And, ultimately the success of investing is not dependent on being on the right side of someone's sell program at 3:30 on a Friday afternoon. Thus, more than ever, our approach is long-term, focusing on trying to find companies with businesses currently generating substantial free cash flow, or the prospect for that to happen soon, and with management who are working to use that cash flow for the benefit of the owners of the business, not for their own ego fulfillment.

There are many problems in the world today as there have always been and always will be. The flavor du jour is the European sovereign debt crisis and the potential abandonment of the euro. This is a serious matter with no easy solution. Nevertheless, businesses exist because they solve problems or meet needs, and they will continue to do so whether Lehman exists, whether Greece defaults on its debt or whether the euro is abandoned. Our philosophy is to invest in businesses that we believe are essential to meeting those needs with the staying power (i.e., balance sheet strength and business model flexibility) to

Harold Levy

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Management's Discussion of Fund Performance (continued)

weather those temporary storms no matter how violent they may be. In that regard the post-Lehman business response was a good indicator of how prepared companies are, and one can take comfort at how quickly and efficiently they adjusted to a new reality.

No matter how distasteful or unsettling the current stock market environment is, it is a fact that short-term government rates are effectively zero, long-term rates are not zero but in our opinions do not adequately price in the risk of significant diminution of the U.S. dollar. Having a portfolio of gold and canned goods is probably not prudent. The free cash flow yield on our portfolio is about 8% and hopefully that free cash will grow as a result of the operating activities of our companies. Therefore, while we don't always sleep well, we do sleep believing that our investing activities have a reasonable chance of helping our owners maintain and grow their capital.

Harold Levy

Portfolio Manager

June 2010

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Fund of America

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. As of September 1, 2005, Class Y Shares are closed to new accounts. Class Y shares are offered without sales charge. The portfolio is actively managed and holdings can change at any time. Current and future portfolio holdings are subject to risk.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

The commentary represents the opinion of Harold Levy as of June 2010 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund Overview | Data as of April 30, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Fund of America is a non-diversified fund that seeks capital appreciation by investing primarily in U.S. stocks and, to a lesser extent, in debt and international equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	33.28%	6.02%	7.18%
Standard & Poor's 500 Index	38.84	2.63	-0.19

Asset Allocation

Sector/Industry*

Health Care	23.10%
Materials	17.88
Energy	15.73
Information Technology	14.73
Industrials	14.28
Consumer Discretionary	9.02
Investment Company	3.95
Telecommunication Services	0.91
Consumer Staples	0.87
* percentages exclude option positions

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown are historical and reflect changes in share price, reinvested dividends and is net of expenses. Class Y shares are offered without a sales charge.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

Top 10 Holdings

Valeant Pharmaceuticals International (pharmaceuticals company)	5.37%
General Dynamics Corporation (aerospace and defense manufacturer)	4.71
Dresser-Rand Group, Inc. (oilfield services and equipment)	4.58
Ball Corporation (containers and packaging manufacturer)	4.25
Amgen, Inc. (biotechnology company)	4.11
Baxter International, Inc. (health technology company)	4.07
Devon Energy Corporation (energy company)	3.97
SPDR Gold Trust (exchange traded fund)	3.95
Eastman Chemical Company (chemicals company)	3.94
Precision Castparts Corporation (metal components manufacturer)	3.72
Total	42.67%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 96.52%
U.S. Common Stocks — 92.33%
Consumer Discretionary 9.02%
886,040	DIRECTV, Class 'A' (a)(b)	$20,860,214	$32,101,229
292,500	Sherwin-Williams Company (b)	16,378,053	22,835,475
106,600	AutoZone, Inc. (a)(b)	17,115,407	19,722,066
241,300	McDonald's Corporation (b)	14,740,473	17,033,367
		69,094,147	91,692,137
Consumer Staples 0.87%
621,940	Sara Lee Corporation	7,732,817	8,843,987
Energy 12.20%
1,320,490	Dresser-Rand Group, Inc. (a)(b)	33,187,629	46,586,887
599,600	Devon Energy Corporation (b)	42,850,189	40,371,068
569,455	Atlas Energy, Inc. (a)(b)	19,380,926	20,545,937
570,000	Exterran Holdings, Inc. (a)(b)	15,099,521	16,615,500
		110,518,265	124,119,392
Health Care 23.10%
1,213,280	Valeant Pharmaceuticals International (a)(b)	22,118,925	54,597,600
729,440	Amgen, Inc. (a)(b)	40,575,651	41,840,678
877,190	Baxter International, Inc. (b)	46,478,049	41,420,912
475,730	Chemed Corporation (b)	19,928,991	26,169,907
452,600	Biogen Idec, Inc. (a)(b)	21,450,582	24,100,950
2,267,140	PDL BioPharma, Inc.	16,315,376	13,194,755
1,213,387	Enzon Pharmaceuticals, Inc. (a)	10,244,912	12,837,634
445,530	Health Net, Inc. (a)(b)	8,973,251	9,810,571
326,710	Theravance, Inc. (a)	4,627,507	5,478,927
732,470	Celera Corporation (a)	5,158,139	5,471,551
		195,871,383	234,923,485
Industrials 13.78%
627,390	General Dynamics Corporation (b)	36,104,786	47,907,500
295,000	Precision Castparts Corporation (b)	26,637,526	37,860,300
1,031,400	Owens Corning, Inc. (a)(b)	23,041,770	36,134,767
159,000	Raytheon Company (b)	7,908,468	9,269,700
137,340	Rockwell Collins, Inc. (b)	6,443,125	8,927,100
		100,135,675	140,099,367

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 92.33% — (continued)
Information Technology 14.57%
468,700	Computer Sciences Corporation (a)(b)	$24,431,463	$24,555,193
1,388,950	Nvidia Corporation (a)(b)	19,463,730	21,834,294
1,267,740	Symantec Corporation (a)(b)	22,507,576	21,260,000
499,720	Agilent Technologies, Inc. (a)(b)	12,744,439	18,119,847
1,874,377	L-1 Identity Solutions, Inc. (a)(c)	24,318,664	16,250,849
659,980	AOL, Inc. (a)(b)	16,466,332	15,417,133
1,844,580	Atmel Corporation (a)	7,219,449	10,034,515
438,820	CA, Inc. (b)	9,687,182	10,009,484
1,612,356	LSI Corporation (a)	8,907,886	9,706,383
54,600	Seagate Technology (a)(b)	1,026,687	1,003,002
		146,773,408	148,190,700
Materials 17.88%
812,430	Ball Corporation (b)	29,526,222	43,229,400
599,400	Eastman Chemical Company (b)	32,440,543	40,111,848
1,171,070	Crown Holdings, Inc. (a)(b)	22,172,786	30,447,820
295,830	Praxair, Inc. (b)	21,613,003	24,781,679
736,770	Valspar Corporation	15,562,118	23,075,637
815,800	Packaging Corporation of America (b)	15,227,018	20,174,734
		136,541,690	181,821,118
Telecommunication Services 0.91%
506,960	Leap Wireless International, Inc. (a)	17,067,583	9,287,507
Total U.S. Common Stocks		783,734,968	938,977,693
International Common Stocks — 4.19%
Bahamas 2.33%
945,590	Teekay Corporation	34,964,269	23,687,029
Canada 1.20%
4,692,800	UTS Energy Corporation (a)	18,746,923	12,187,892
Ireland 0.50%
139,200	Ingersoll-Rand PLC (b)	5,163,309	5,147,616
Switzerland 0.16%
51,310	Tyco Electronics Limited (b)	1,549,431	1,648,077
Total International Common Stocks		60,423,932	42,670,614
Total Common Stocks		844,158,900	981,648,307

See Notes to Financial Statements.

Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Investment Company — 3.95%
348,000	SPDR Gold Trust (a)(b)	$32,422,069	$40,145,280
PRINCIPAL AMOUNT
Repurchase Agreement — 2.24%
$22,750,402	State Street Bank and Trust Company, 0.01% dated 04/30/10 due 05/03/10 (collateralized by United States Treasury Bill, 0.19% due 09/16/10 valued at $23,208,743); proceeds $22,750,421	22,750,402	22,750,402
Total Investment Portfolio Excluding Options Written—102.71%		$899,331,371	$1,044,543,989

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.30)%
998	Agilent Technologies, Inc.	$30.00	May 2010	$(626,245)
998	Agilent Technologies, Inc.	31.00	May 2010	(531,435)
996	Agilent Technologies, Inc.	33.00	May 2010	(341,129)
500	Agilent Technologies, Inc.	34.00	May 2010	(128,250)
455	Amgen, Inc.	60.00	July 2010	(68,705)
65	AOL, Inc.	25.00	July 2010	(6,500)
1,860	AOL, Inc.	26.00	July 2010	(130,200)
189	AOL, Inc.	27.00	July 2010	(9,450)
655	AOL, Inc.	28.00	July 2010	(22,925)
1,138	Atlas Energy, Inc.	35.00	June 2010	(386,920)
1,709	Atlas Energy, Inc.	40.00	June 2010	(158,082)
98	AutoZone, Inc.	165.00	June 2010	(210,700)
794	AutoZone, Inc.	170.00	June 2010	(1,397,440)
94	AutoZone, Inc.	180.00	June 2010	(88,360)
500	Ball Corporation	50.00	May 2010	(175,000)
216	Ball Corporation	55.00	August 2010	(39,960)
115	Baxter International, Inc.	57.50	May 2010	(575)
1,124	Baxter International, Inc.	60.00	August 2010	(11,240)
465	Biogen Idec, Inc.	55.00	May 2010	(37,200)
858	Biogen Idec, Inc.	55.00	July 2010	(210,210)
688	CA, Inc.	22.50	May 2010	(61,920)
1,425	Chemed Corporation	55.00	June 2010	(277,875)
246	Computer Sciences Corporation	52.50	June 2010	(46,125)
693	Computer Sciences Corporation	55.00	June 2010	(62,370)
592	Computer Sciences Corporation	60.00	June 2010	(10,360)

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.30)% — (continued)
99	Crown Holdings, Inc.	$25.00	July 2010	$(18,810)
150	Devon Energy Corporation	65.00	July 2010	(91,500)
623	Devon Energy Corporation	70.00	July 2010	(218,050)
7	Devon Energy Corporation	75.00	July 2010	(1,302)
1,014	DIRECTV, Class 'A'	35.00	May 2010	(169,845)
1,904	Dresser-Rand Group, Inc.	30.00	June 2010	(894,880)
280	Eastman Chemical Company	55.00	June 2010	(341,600)
1,958	Eastman Chemical Company	60.00	June 2010	(1,458,710)
313	Eastman Chemical Company	65.00	June 2010	(115,810)
375	Eastman Chemical Company	70.00	June 2010	(47,812)
3,898	Exterran Holdings, Inc.	25.00	May 2010	(1,695,630)
363	Exterran Holdings, Inc.	30.00	June 2010	(49,913)
1,439	Exterran Holdings, Inc.	30.00	August 2010	(316,580)
155	General Dynamics Corporation	80.00	August 2010	(40,920)
599	Health Net, Inc.	22.50	May 2010	(65,890)
301	Health Net, Inc.	25.00	May 2010	(7,525)
206	Health Net, Inc.	25.00	July 2010	(13,905)
1,392	Ingersoll-Rand PLC	37.50	June 2010	(194,880)
620	McDonald's Corporation	62.50	June 2010	(536,300)
938	McDonald's Corporation	65.00	June 2010	(553,420)
3,867	Nvidia Corporation	16.00	June 2010	(332,562)
5,309	Nvidia Corporation	17.00	June 2010	(291,995)
1,401	Nvidia Corporation	18.00	June 2010	(39,228)
4,854	Owens Corning, Inc.	25.00	May 2010	(4,852,088)
2,841	Packaging Corporation of America	22.50	July 2010	(795,480)
699	Packaging Corporation of America	25.00	July 2010	(87,375)
127	Praxair, Inc.	75.00	July 2010	(120,650)
145	Praxair, Inc.	80.00	July 2010	(81,200)
121	Praxair, Inc.	85.00	July 2010	(36,784)
530	Precision Castparts Corporation	115.00	June 2010	(821,500)
1,059	Precision Castparts Corporation	120.00	June 2010	(1,207,260)
157	Precision Castparts Corporation	125.00	June 2010	(178,980)
612	Raytheon Company	55.00	May 2010	(269,280)
139	Rockwell Collins, Inc.	60.00	July 2010	(102,860)
138	Rockwell Collins, Inc.	65.00	June 2010	(29,670)
417	Rockwell Collins, Inc.	65.00	July 2010	(116,760)
546	Seagate Technology	20.00	June 2010	(28,938)

See Notes to Financial Statements.

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.30)% — (continued)
843	Sherwin-Williams Company	$65.00	June 2010	$(1,112,760)
584	Sherwin-Williams Company	80.00	June 2010	(97,821)
17	SPDR Gold Trust	105.00	June 2010	(18,403)
10	SPDR Gold Trust	106.00	June 2010	(9,925)
2,299	Symantec Corporation	17.00	July 2010	(218,405)
1,189	Symantec Corporation	18.00	July 2010	(77,285)
679	Symantec Corporation	19.00	July 2010	(23,765)
353	Tyco Electronics Limited	30.00	June 2010	(95,310)
1,819	Valeant Pharmaceuticals International	45.00	June 2010	(445,655)
Total Covered Call Options Written (Premiums Received: $14,143,921)				(23,364,397)
Total Investments — 100.41% (Cost: $885,187,450)				1,021,179,592
Liabilities in Excess of Other Assets — (0.41)%				(4,151,641)
Net Assets — 100.00%				$1,017,027,951

  (a)  Non-income producing security/commodity.

  (b)  At April 30, 2010 all or a portion of this security was segregated to cover collateral requirement for options.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  At April 30, 2010 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$194,508,904
Gross unrealized depreciation	(58,516,762)
Net unrealized appreciation	$135,992,142

Abbreviations Used in this Schedule Include:

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts, a gold-tracking Exchange Traded Fund.

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2010 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	9.02%
Consumer Staples	0.87
Energy	12.20
Health Care	23.10
Industrials	13.78
Information Technology	14.57
Materials	17.88
Telecommunication Services	0.91
Total U.S. Common Stocks	92.33
International Common Stocks
Energy	3.53
Industrials	0.50
Information Technology	0.16
Total International Common Stocks	4.19
Investment Company	3.95
Repurchase Agreement	2.24
Covered Call Options	(2.30)
Total Investments	100.41%

See Notes to Financial Statements.

Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$15,299,890,436	$5,301,523,278	$1,001,112,859
Affiliated issuers	2,826,181,197	719,332,499	—
Gold bullion	669,597,270	261,939,228	34,140,381
Foreign currency	2,033,275	818,357	—
Total Investments, at Cost	18,797,702,178	6,283,613,362	1,035,253,240
Investments, at Value (Note 1)
Unaffiliated issuers	17,532,326,448	6,308,356,484	1,158,482,030
Affiliated issuers	3,203,638,791	975,934,069	—
Gold bullion	1,397,532,453	608,824,608	61,890,283
Foreign currency	2,041,407	818,938	—
Total Investments, at Value	22,135,539,099	7,893,934,099	1,220,372,313
Cash	25,044	1,669	884
Receivable for forward currency contracts held, at value (Note 1)	128,910,363	65,022,788	—
Receivable for investment securities sold	9,954,010	3,213,156	—
Receivable for premiums for written options	—	—	—
Receivable for Fund shares sold	104,658,448	29,817,874	7,035,627
Accrued interest and dividends receivable	59,783,183	33,538,552	2,060,427
Investment for trustee deferred compensation plan (Note 2)	912,134	1,022,335	524,720
Other assets	1,116,961	166,116	52,023
Total Assets	22,440,899,242	8,026,716,589	1,230,045,994
Liabilities
Option contracts written, at value (premiums received $14,143,921) (Note 1)	—	—	—
Payable for Fund shares redeemed	24,129,881	19,070,332	2,022,330
Payable for investment securities purchased	144,039,639	20,129,102	944,527
Payable for forward currency contracts held, at value (Note 1)	6,573,837	3,342,094	—
Investment advisory fees payable (Note 2)	13,541,191	4,904,694	740,819
Distribution fees payable (Note 3)	6,028,820	1,432,015	314,288
Services fees payable (Note 3)	1,223,167	175,767	61,755
Trustee deferred compensation plan (Note 2)	912,134	1,022,335	524,720
Administrative fees payable (Note 2)	330,000	117,760	17,596
Trustee fees payable	148,886	68,074	8,007
Accrued expenses and other liabilities	6,421,596	2,923,399	366,601
Total Liabilities	203,349,151	53,185,572	5,000,643
Net Assets	$22,237,550,091	$7,973,531,017	$1,225,045,351

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

April 30, 2010 (unaudited)

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,175,835,021	$899,331,371
Affiliated issuers	29,225,637	—
Gold bullion	139,679,146	—
Foreign currency	—	—
Total Investments, at Cost	1,344,739,804	899,331,371
Investments, at Value (Note 1)
Unaffiliated issuers	1,847,293,856	1,044,543,989
Affiliated issuers	39,652,623	—
Gold bullion	380,505,703	—
Foreign currency	—	—
Total Investments, at Value	2,267,452,182	1,044,543,989
Cash	868	—
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	1,961,854	3,906,050
Receivable for premiums for written options	—	412,264
Receivable for Fund shares sold	14,924,774	2,500,031
Accrued interest and dividends receivable	117,484	257,000
Investment for trustee deferred compensation plan (Note 2)	122,420	389,734
Other assets	46,061	21,333
Total Assets	2,284,625,643	1,052,030,401
Liabilities
Option contracts written, at value (premiums received $14,143,921) (Note 1)	—	23,364,397
Payable for Fund shares redeemed	1,703,940	1,256,485
Payable for investment securities purchased	1,739,161	8,477,861
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,329,399	841,274
Distribution fees payable (Note 3)	552,571	255,527
Services fees payable (Note 3)	89,287	22,604
Trustee deferred compensation plan (Note 2)	122,420	389,734
Administrative fees payable (Note 2)	14,830	14,596
Trustee fees payable	7,822	4,111
Accrued expenses and other liabilities	599,286	375,861
Total Liabilities	6,158,716	35,002,450
Net Assets	$2,278,466,927	$1,017,027,951

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$524,676	$385,656	$77,390
Capital surplus	19,730,898,338	6,571,830,967	1,057,820,306
Net unrealized appreciation (depreciation) on:
Investments	3,337,828,789	1,610,320,156	185,119,073
Foreign currency and forward contract related translation	121,315,492	60,930,773	—
Written options	—	—	—
Undistributed net realized losses on investments	(794,571,127)	(68,296,826)	(18,824,201)
Undistributed net investment income (loss)	(158,446,077)	(201,639,709)	852,783
Net Assets	$22,237,550,091	$7,973,531,017	$1,225,045,351
Class A
Net assets	$11,578,356,101	$4,407,098,849	$638,106,038
Shares outstanding	272,201,820	213,638,706	40,326,612
Net asset value per share and redemption proceeds per share	$42.54	$20.63	$15.82
Offering price per share (NAV per share plus maximum sales charge)[1]	$44.78	$21.72	$16.65
Class C
Net assets	$6,015,152,988	$858,034,905	$306,008,970
Shares outstanding	143,737,631	42,594,623	19,492,397
Net asset value per share	$41.85	$20.14	$15.70
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$41.43	$19.94	$15.54
Class I
Net assets	$4,644,041,002	$2,708,397,263	$280,930,343
Shares outstanding	108,736,642	129,422,511	17,570,679
Net asset value per share and redemption proceeds per share	$42.71	$20.93	$15.99
Class Y
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share and redemption proceeds per share	—	—	—

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

April 30, 2010 (unaudited)

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$79,415	$45,249
Capital surplus	1,414,494,044	932,049,830
Net unrealized appreciation (depreciation) on:
Investments	922,712,378	145,212,618
Foreign currency and forward contract related translation	1,510	—
Written options	—	(9,220,476)
Undistributed net realized losses on investments	(4,433,383)	(55,283,130)
Undistributed net investment income (loss)	(54,387,037)	4,223,860
Net Assets	$2,278,466,927	$1,017,027,951
Class A
Net assets	$1,468,609,740	$339,358,159
Shares outstanding	51,006,775	15,038,573
Net asset value per share and redemption proceeds per share	$28.79	$22.57
Offering price per share (NAV per share plus maximum sales charge)[1]	$30.31	$23.76
Class C
Net assets	$455,213,994	$109,737,148
Shares outstanding	16,220,961	5,468,500
Net asset value per share	$28.06	$20.07
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$27.78	$19.87
Class I
Net assets	$354,643,193	—
Shares outstanding	12,186,950	—
Net asset value per share and redemption proceeds per share	$29.10	—
Class Y
Net assets	—	$567,932,644
Shares outstanding	—	24,741,544
Net asset value per share and redemption proceeds per share	—	$22.95

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Statements of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Investment Income
Interest	$18,000,511	$7,330,761	$4,057,292
Dividends from: (net of $11,020,079, $5,375,082, $7,157, $386,598 and $571,143, foreign taxes withheld, respectively)
Unaffiliated issuers	110,367,030	43,766,490	6,716,610
Affiliated issuers	41,524,370	8,499,577	—
Other Income	—	44	10
Total Income	169,891,911	59,596,872	10,773,912
Expenses
Investment advisory fees (Note 2)	76,389,083	27,709,247	4,138,231
Administrative costs (Note 2)	1,991,000	710,483	64,896
Distribution fees (Note 3)
Class A	13,753,772	5,225,577	735,946
Class C	20,682,170	3,051,169	1,053,708
Class Y	—	—	—
Service fees - Class C (Note 3)	6,894,057	1,017,056	351,236
Shareholder servicing agent fees	9,570,761	3,270,180	746,633
Custodian and accounting fees	1,959,265	1,115,123	85,193
Shareholder reporting fees	878,444	301,921	58,617
Trustees' fees	313,342	113,346	15,714
Registration and filing fees	215,811	120,037	82,142
Professional fees	1,273,324	486,127	60,582
Other Expenses	335,446	123,634	16,552
Total Expenses	134,256,475	43,243,900	7,409,450
Expense reductions due to earnings credits (Note 1)	(913)	(397)	(86)
Net expenses	134,255,562	43,243,503	7,409,364
Net investment income (loss) (Note 1)	35,636,349	16,353,369	3,364,548
Realized and Unrealized Gains (Losses) on Investments, Foreign
Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	189,142,551	133,870,232	7,753,416
Investment transactions of affiliated issuers	(30,376,074)	(239,188)	—
Commodity related transactions	47,912,591	21,726,924	—
Foreign currency and forward contract related transactions	(35,213,324)	(13,862,822)	—
Written options	—	—	—
	171,465,744	141,495,146	7,753,416
Changes in unrealized appreciation (depreciation) of:
Investment transactions	1,734,924,535	364,632,373	121,191,755
Foreign currency and forward contract related translation	239,978,192	118,026,476	—
Written options	—	—	—
	1,974,902,727	482,658,849	121,191,755
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	2,146,368,471	624,153,995	128,945,171
Net Increase in Net Assets Resulting from Operations	$2,182,004,820	$640,507,364	$132,309,719

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Six-Months Ended April 30, 2010 (unaudited)

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest	$148,287	$14,287
Dividends from: (net of $11,020,079, $5,375,082, $7,157, $386,598 and $571,143, foreign taxes withheld, respectively)
Unaffiliated issuers	4,394,201	12,103,794
Affiliated issuers	—	—
Other Income	—	108,358
Total Income	4,542,488	12,226,439
Expenses
Investment advisory fees (Note 2)	7,646,027	4,761,601
Administrative costs (Note 2)	45,958	88,596
Distribution fees (Note 3)
Class A	1,696,103	385,388
Class C	1,529,268	380,285
Class Y	—	678,251
Service fees - Class C (Note 3)	509,756	126,762
Shareholder servicing agent fees	1,192,381	606,694
Custodian and accounting fees	252,213	83,897
Shareholder reporting fees	97,810	46,228
Trustees' fees	30,831	14,574
Registration and filing fees	93,298	48,514
Professional fees	193,984	97,277
Other Expenses	23,801	14,305
Total Expenses	13,311,430	7,332,372
Expense reductions due to earnings credits (Note 1)	(170)	(50)
Net expenses	13,311,260	7,332,322
Net investment income (loss) (Note 1)	(8,768,772)	4,894,117
Realized and Unrealized Gains (Losses) on Investments, Foreign
Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	9,077,564	10,716,446
Investment transactions of affiliated issuers	53,040	—
Commodity related transactions	—	—
Foreign currency and forward contract related transactions	32,058	—
Written options	—	(775,424)
	9,162,662	9,941,022
Changes in unrealized appreciation (depreciation) of:
Investment transactions	297,938,924	145,593,399
Foreign currency and forward contract related translation	(63,757)	—
Written options	—	(15,202,342)
	297,875,167	130,391,057
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	307,037,829	140,332,079
Net Increase in Net Assets Resulting from Operations	$298,269,057	$145,226,196

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	SIX-MONTHS		SIX-MONTHS
	ENDED	YEAR ENDED	ENDED	YEAR ENDED
	APRIL 30, 2010 (unaudited)	OCTOBER 31, 2009	APRIL 30, 2010 (unaudited)	OCTOBER 31, 2009
Operations
Net investment income (loss)	$35,636,349	$163,665,510	$16,353,369	$91,638,617
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	171,465,744	(355,368,307)	141,495,146	152,694,986
Change in unrealized appreciation of investments, foreign currency and forward contract related translation and written options	1,974,902,727	3,317,966,812	482,658,849	1,115,913,041
Net increase in net assets resulting from operations	2,182,004,820	3,126,264,015	640,507,364	1,360,246,644
Distribution to Shareholders
Dividends paid from net investment income
Class A	(156,972,670)	(39,081,783)	(124,712,917)	(3,998,540)
Class C	(50,152,164)	(7,250)	(20,270,175)	(7,588)
Class I	(56,542,813)	(19,540,281)	(71,876,458)	(2,929,304)
Distributions paid from net realized gains from investment transactions
Class A	—	(631,563,973)	—	(317,087,294)
Class C	—	(302,779,457)	—	(69,460,426)
Class I	—	(178,533,975)	—	(174,084,325)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(263,667,647)	(1,171,506,719)	(216,859,550)	(567,567,477)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	3,248,253,742	4,078,185,668	1,385,000,867	1,995,432,080
Net asset value of shares issued for reinvested dividends and distributions	216,340,170	964,568,563	182,833,092	487,753,631
Cost of shares redeemed	(2,203,845,647)	(5,245,297,583)	(1,045,006,170)	(2,472,285,641)
Redemption fees	240,401	1,182,746	158,178	577,129
Increase (decrease) in net assets from Fund share transactions	1,260,988,666	(201,360,606)	522,985,967	11,477,199
Net increase in net assets	3,179,325,839	1,753,396,690	946,633,781	804,156,366
Net Assets (Note 1)
Beginning of period	19,058,224,252	17,304,827,562	7,026,897,236	6,222,740,870
End of period	$22,237,550,091	$19,058,224,252	$7,973,531,017	$7,026,897,236
Undistributed net investment income (loss)	$(158,446,077)	$69,585,221	$(201,639,709)	$(1,133,528)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND
	SIX-MONTHS		SIX-MONTHS
	ENDED	YEAR ENDED	ENDED	YEAR ENDED
	APRIL 30, 2010 (unaudited)	OCTOBER 31, 2009	APRIL 30, 2010 (unaudited)	OCTOBER 31, 2009
Operations
Net investment income (loss)	$3,364,548	$11,458,225	$(8,768,772)	$(10,042,764)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	7,753,416	(26,526,311)	9,162,662	(11,668,969)
Change in unrealized appreciation of investments, foreign currency and forward contract related translation and written options	121,191,755	142,188,621	297,875,167	640,308,076
Net increase in net assets resulting from operations	132,309,719	127,120,535	298,269,057	618,596,343
Distribution to Shareholders
Dividends paid from net investment income
Class A	(7,510,127)	(5,591,065)	(19,206,629)	—
Class C	(1,828,449)	(2,430,964)	(4,203,516)	—
Class I	(3,213,302)	(2,247,106)	(4,149,787)	—
Distributions paid from net realized gains from investment transactions
Class A	—	(2,846,360)	—	(34,328,380)
Class C	—	(1,987,359)	—	(7,932,453)
Class I	—	(1,015,200)	—	(4,616,129)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(12,551,878)	(16,118,054)	(27,559,932)	(46,876,962)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	240,354,489	647,979,182	551,536,998	945,966,437
Net asset value of shares issued for reinvested dividends and distributions	10,092,866	12,783,370	22,128,723	40,225,122
Cost of shares redeemed	(154,523,653)	(304,688,397)	(418,409,010)	(366,291,764)
Redemption fees	—	—	169,994	428,905
Increase (decrease) in net assets from Fund share transactions	95,923,702	356,074,155	155,426,705	620,328,700
Net increase in net assets	215,681,543	467,076,636	426,135,830	1,192,048,081
Net Assets (Note 1)
Beginning of period	1,009,363,808	542,287,172	1,852,331,097	660,283,016
End of period	$1,225,045,351	$1,009,363,808	$2,278,466,927	$1,852,331,097
Undistributed net investment income (loss)	$852,783	$10,040,113	$(54,387,037)	$(18,058,333)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Statements of Changes in Net Assets (continued)

	FIRST EAGLE FUND OF AMERICA
	SIX-MONTHS ENDED APRIL 30, 2010 (unaudited)	YEAR ENDED OCTOBER 31, 2009
Operations
Net investment income (loss)	$4,894,117	$(3,168,525)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	9,941,022	(62,499,440)
Change in unrealized appreciation of investments, foreign currency and forward contract related translation and written options	130,391,057	138,282,562
Net increase in net assets resulting from operations	145,226,196	72,614,597
Distribution to Shareholders
Dividends paid from net investment income
Class A	—	—
Class C	—	—
Class I	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	(8,260,417)
Class C	—	(4,348,195)
Class I	—	—
Class Y	—	(28,605,629)
Decrease in net assets resulting from distributions		(41,214,241)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	96,174,328	312,006,550
Net asset value of shares issued for reinvested dividends and distributions	—	34,915,645
Cost of shares redeemed	(93,580,992)	(198,158,229)
Redemption fees	—	—
Increase (decrease) in net assets from Fund share transactions	2,593,336	148,763,966
Net increase in net assets	147,819,532	180,164,322
Net Assets (Note 1)
Beginning of period	869,208,419	689,044,097
End of period	$1,017,027,951	$869,208,419
Undistributed net investment income (loss)	$4,223,860	$(670,257)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

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Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2010 (unaudited)						2009
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	38.74		38.07		38.92		34.45	33.99		34.62
Income from investment operations:
Net investment income (loss) ($)	0.10		-0.05		0.16		0.39	0.13		0.47
Net realized and unrealized gains (losses) on investments	4.27		4.20		4.28		6.35	6.26		6.39
Total income (loss) from investment operations	4.37		4.15		4.44		6.74	6.39		6.86
Less distributions:
Dividends from net investment income ($)	-0.57		-0.37		-0.65		-0.14	-0.00	**	-0.25
Distributions from capital gains	—		—		—		-2.31	-2.31		-2.31
Total distributions	-0.57		-0.37		-0.65		-2.45	-2.31		-2.56
Net asset value, end of period ($)	42.54		41.85		42.71		38.74	38.07		38.92
Total return(c) (%)	11.37	(a)	10.94	(a)	11.49	(a)	20.81	19.93		21.13
Ratios and supplemental data
Net assets, end of period (millions) ($)	11,578		6,015		4,644		10,562	5,158		3,338
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	(b)	1.91	(b)	0.91	(b)	1.19	1.94		0.94
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	(b)	1.91	(b)	0.91	(b)	1.19	1.94		0.94
Ratio of net investment income to average net assets including earnings credits (%)	0.50	(b)	-0.24	(b)	0.77	(b)	1.14	0.38		1.37
Ratio of net investment income to average net assets excluding earnings credits (%)	0.50	(b)	-0.24	(b)	0.77	(b)	1.14	0.38		1.37
Portfolio turnover rate (%)	9.17	(a)	9.17	(a)	9.17	(a)	12.52	12.52		12.52

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Global Fund

	YEAR ENDED OCTOBER 31,
	2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	51.09	50.46	51.32	48.36	47.83	48.56
Income from investment operations:
Net investment income (loss) ($)	0.64	0.31	0.76	0.67	0.31	0.79
Net realized and unrealized gains (losses) on investments	-11.82	-11.69	-11.88	6.91	6.84	6.94
Total income (loss) from investment operations	-11.18	-11.38	-11.12	7.58	7.15	7.73
Less distributions:
Dividends from net investment income ($)	-1.07	-0.70	-1.19	-1.22	-0.89	-1.34
Distributions from capital gains	-4.39	-4.39	-4.39	-3.63	-3.63	-3.63
Total distributions	-5.46	-5.09	-5.58	-4.85	-4.52	-4.97
Net asset value, end of period ($)	34.45	33.99	34.62	51.09	50.46	51.32
Total return(c) (%)	-24.41	-24.99	-24.21	16.91	16.03	17.19
Ratios and supplemental data
Net assets, end of period (millions) ($)	9,784	4,623	2,898	13,451	5,593	3,193
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	1.48	0.73	1.74	1.40	0.65	1.64
Ratio of net investment income to average net assets excluding earnings credits (%)	1.48	0.73	1.74	1.39	0.64	1.64
Portfolio turnover rate (%)	29.69	29.69	29.69	37.58	37.58	37.58

	2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	42.47	42.06	42.62	36.53	36.30	36.64
Income from investment operations:
Net investment income (loss) ($)	0.59	0.25	0.71	0.48	0.19	0.60
Net realized and unrealized gains (losses) on investments	7.82	7.77	7.85	6.07	6.01	6.06
Total income (loss) from investment operations	8.41	8.02	8.56	6.55	6.20	6.66
Less distributions:
Dividends from net investment income ($)	-0.84	-0.57	-0.94	-0.43	-0.26	-0.50
Distributions from capital gains	-1.68	-1.68	-1.68	-0.18	-0.18	-0.18
Total distributions	-2.52	-2.25	-2.62	-0.61	-0.44	-0.68
Net asset value, end of period ($)	48.36	47.83	48.56	42.47	42.06	42.62
Total return(c) (%)	20.73	19.86	21.06	18.15	17.23	18.42
Ratios and supplemental data
Net assets, end of period (millions) ($)	11,854	4,928	2,641	9,526	3,828	1,752
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	1.88	0.88	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.20	1.95	0.95
Ratio of net investment income to average net assets including earnings credits (%)	1.31	0.56	1.57	1.21	0.47	1.48
Ratio of net investment income to average net assets excluding earnings credits (%)	1.30	0.56	1.57	1.20	0.47	1.48
Portfolio turnover rate (%)	28.59	28.59	28.59	12.29	12.29	12.29

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2010 (unaudited)						2009
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	19.51		19.03		19.80		17.21	16.93		17.41
Income from investment operations:
Net investment income (loss) ($)	0.04		-0.03		0.07		0.26	0.13		0.30
Net realized and unrealized gains (losses) on investments	1.68		1.63		1.69		3.72	3.63		3.78
Total income (loss) from investment operations	1.72		1.60		1.76		3.98	3.76		4.08
Less distributions:
Dividends from net investment income ($)	-0.60		-0.49		-0.63		-0.02	-0.00	**	-0.03
Distributions from capital gains	—		—		—		-1.66	-1.66		-1.66
Total distributions	-0.60		-0.49		-0.63		-1.68	-1.66		-1.69
Net asset value, end of period ($)	20.63		20.14		20.93		19.51	19.03		19.80
Total return(c) (%)	8.95	(a)	8.51	(a)	9.06	(a)	24.95	23.96		25.26
Ratios and supplemental data
Net assets, end of period (millions) ($)	4,407		858		2,708		4,024	792		2,211
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	(b)	1.92	(b)	0.92	(b)	1.20	1.95		0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	(b)	1.92	(b)	0.92	(b)	1.20	1.95		0.95
Ratio of net investment income to average net assets including earnings credits (%)	0.43	(b)	-0.32	(b)	0.72	(b)	1.51	0.76		1.75
Ratio of net investment income to average net assets excluding earnings credits (%)	0.43	(b)	-0.32	(b)	0.72	(b)	1.51	0.76		1.75
Portfolio turnover rate (%)	6.92	(a)	6.92	(a)	6.92	(a)	8.65	8.65		8.65

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | April 30, 2010

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	28.09	27.66	28.38	26.70	26.33	26.94
Income from investment operations:
Net investment income (loss) ($)	0.35	0.18	0.40	0.41	0.21	0.48
Net realized and unrealized gains (losses) on investments	-7.21	-7.10	-7.28	4.05	4.00	4.10
Total income (loss) from investment operations	-6.86	-6.92	-6.88	4.46	4.21	4.58
Less distributions:
Dividends from net investment income ($)	-0.87	-0.66	-0.94	-0.87	-0.68	-0.94
Distributions from capital gains	-3.15	-3.15	-3.15	-2.20	-2.20	-2.20
Total distributions	-4.02	-3.81	-4.09	-3.07	-2.88	-3.14
Net asset value, end of period ($)	17.21	16.93	17.41	28.09	27.66	28.38
Total return(c) (%)	-28.15	-28.67	-27.97	18.20	17.31	18.52
Ratios and supplemental data
Net assets, end of period (millions) ($)	3,518	737	1,968	5,974	1,203	3,942
Ratio of operating expenses to average net assets including earnings credits (%)	1.15	1.90	0.90	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.15	1.90	0.90	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	1.57	0.82	1.76	1.54	0.79	1.80
Ratio of net investment income to average net assets excluding earnings credits (%)	1.57	0.82	1.76	1.54	0.78	1.79
Portfolio turnover rate (%)	15.72	15.72	15.72	34.29	34.29	34.29

	2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	24.13	23.83	24.33	20.25	19.97	20.37
Income from investment operations:
Net investment income (loss) ($)	0.39	0.20	0.46	0.27	0.10	0.33
Net realized and unrealized gains (losses) on investments	4.57	4.53	4.60	3.96	3.93	3.99
Total income (loss) from investment operations	4.96	4.73	5.06	4.23	4.03	4.32
Less distributions:
Dividends from net investment income ($)	-0.81	-0.65	-0.87	-0.24	-0.06	-0.25
Distributions from capital gains	-1.58	-1.58	-1.58	-0.11	-0.11	-0.11
Total distributions	-2.39	-2.23	-2.45	-0.35	-0.17	-0.36
Net asset value, end of period ($)	26.70	26.33	26.94	24.13	23.83	24.33
Total return(c) (%)	22.24	21.33	22.53	21.16	20.28	21.47
Ratios and supplemental data
Net assets, end of period (millions) ($)	5,785	1,145	4,031	4,866	994	3,028
Ratio of operating expenses to average net assets including earnings credits (%)	1.12	1.87	0.87	1.18	1.93	0.93
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.12	1.87	0.87	1.18	1.93	0.93
Ratio of net investment income to average net assets including earnings credits (%)	1.57	0.81	1.82	1.21	0.46	1.46
Ratio of net investment income to average net assets excluding earnings credits (%)	1.56	0.81	1.82	1.21	0.46	1.46
Portfolio turnover rate (%)	27.98	27.98	27.98	19.40	19.40	19.40

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2010 (unaudited)						2009
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	14.21		14.06		14.37		12.75	12.63	12.89
Income from investment operations:
Net investment income ($)	0.06		0.00	**	0.07		0.21	0.12	0.24
Net realized and unrealized gains (losses) on investments	1.74		1.74		1.77		1.58	1.56	1.60
Total income (loss) from investment operations	1.80		1.74		1.84		1.79	1.68	1.84
Less distributions:
Dividends from net investment income ($)	-0.19		-0.10		-0.22		-0.22	-0.14	-0.25
Distributions from capital gains	—		—		—		-0.11	-0.11	-0.11
Total distributions	-0.19		-0.10		-0.22		-0.33	-0.25	-0.36
Net asset value, end of period ($)	15.82		15.70		15.99		14.21	14.06	14.37
Total return(c) (%)	12.78	(a)	12.40	(a)	12.92	(a)	14.52	13.63	14.78
Ratios and supplemental data
Net assets, end of period (millions) ($)	638		306		281		547	263	199
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	(b)	1.95	(b)	0.95	(b)	1.26	2.00	1.01
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	(b)	1.95	(b)	0.95	(b)	1.26	2.00	1.01
Ratio of net investment income to average net assets including earnings credits (%)	0.75	(b)	0.00	(b)†	0.98	(b)	1.63	0.93	1.90
Ratio of net investment income to average net assets excluding earnings credits (%)	0.75	(b)	0.00	(b)†	0.98	(b)	1.63	0.93	1.90
Portfolio turnover rate (%)	5.64	(a)	5.64	(a)	5.64	(a)	14.88	14.88	14.88

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  †  Amount is less than 0.01%.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | April 30, 2010

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	17.01	16.87	17.19	16.19	16.08	16.34
Income from investment operations:
Net investment income ($)	0.36	0.24	0.40	0.33	0.21	0.38
Net realized and unrealized gains (losses) on investments	-3.65	-3.63	-3.69	1.45	1.44	1.46
Total income (loss) from investment operations	-3.29	-3.39	-3.29	1.78	1.65	1.84
Less distributions:
Dividends from net investment income ($)	-0.31	-0.19	-0.35	-0.30	-0.20	-0.33
Distributions from capital gains	-0.66	-0.66	-0.66	-0.66	-0.66	-0.66
Total distributions	-0.97	-0.85	-1.01	-0.96	-0.86	-0.99
Net asset value, end of period ($)	12.75	12.63	12.89	17.01	16.87	17.19
Total return(c) (%)	-20.56	-21.17	-20.36	11.47	10.65	11.78
Ratios and supplemental data
Net assets, end of period (millions) ($)	271	167	104	324	233	104
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.96	0.95	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.96
Ratio of net investment income to average net assets including earnings credits (%)	2.28	1.53	2.53	2.04	1.29	2.32
Ratio of net investment income to average net assets excluding earnings credits (%)	2.28	1.52	2.53	2.04	1.28	2.32
Portfolio turnover rate (%)	21.75	21.75	21.75	32.54	32.54	32.54

	2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	14.95	14.90	15.07	13.95	13.92	14.05
Income from investment operations:
Net investment income ($)	0.29	0.17	0.33	0.20	0.10	0.24
Net realized and unrealized gains (losses) on investments	1.46	1.47	1.48	1.35	1.35	1.36
Total income (loss) from investment operations	1.75	1.64	1.81	1.55	1.45	1.60
Less distributions:
Dividends from net investment income ($)	-0.24	-0.19	-0.27	-0.20	-0.12	-0.23
Distributions from capital gains	-0.27	-0.27	-0.27	-0.35	-0.35	-0.35
Total distributions	-0.51	-0.46	-0.54	-0.55	-0.47	-0.58
Net asset value, end of period ($)	16.19	16.08	16.34	14.95	14.90	15.07
Total return(c) (%)	12.05	11.26	12.35	11.35	10.56	11.65
Ratios and supplemental data
Net assets, end of period (millions) ($)	254	161	115	150	97	68
Ratio of operating expenses to average net assets including earnings credits (%)	1.25	1.99	0.99	1.28	2.02	1.04
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.25	2.00	1.00	1.28	2.02	1.04
Ratio of net investment income to average net assets including earnings credits (%)	1.87	1.13	2.13	1.40	0.67	1.63
Ratio of net investment income to average net assets excluding earnings credits (%)	1.87	1.12	2.12	1.40	0.66	1.63
Portfolio turnover rate (%)	31.76	31.76	31.76	17.22	17.22	17.22

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2010 (unaudited)						2009
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	25.15		24.52		25.43		14.85	14.60	14.98
Income from investment operations:
Net investment income (loss) ($)	-0.10		-0.20		-0.07		-0.14	-0.30	-0.09
Net realized and unrealized gains (losses) on investments	4.12		4.02		4.17		11.50	11.28	11.60
Total income (loss) from investment operations	4.02		3.82		4.10		11.36	10.98	11.51
Less distributions:
Dividends from net investment income ($)	-0.38		-0.28		-0.43		—	—	—
Distributions from capital gains	—		—		—		-1.06	-1.06	-1.06
Total distributions	-0.38		-0.28		-0.43		-1.06	-1.06	-1.06
Net asset value, end of period ($)	28.79		28.06		29.10		25.15	24.52	25.43
Total return(c) (%)	16.06	(a)	15.61	(a)	16.20	(a)	78.93	77.62	79.27
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,469		455		355		1,325	362	165
Ratio of operating expenses to average net assets including earnings credits (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.26	2.01	1.01
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.26	2.01	1.01
Ratio of net investment income to average net assets including earnings credits (%)	-0.75	(b)	-1.49	(b)	-0.48	(b)	-0.65	-1.40	-0.40
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.75	(b)	-1.49	(b)	-0.48	(b)	-0.65	-1.40	-0.40
Portfolio turnover rate (%)	1.54	(a)	1.54	(a)	1.54	(a)	3.00	3.00	3.00

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Gold Fund

	YEAR ENDED OCTOBER 31,
	2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	27.28	26.86	27.48	23.48	23.17	23.62
Income from investment operations:
Net investment income (loss) ($)	-0.09	-0.27	-0.05	-0.12	-0.28	-0.07
Net realized and unrealized gains (losses) on investments	-10.61	-10.43	-10.66	7.72	7.61	7.78
Total income (loss) from investment operations	-10.70	-10.70	-10.71	7.60	7.33	7.71
Less distributions:
Dividends from net investment income ($)	-0.78	-0.61	-0.84	-0.74	-0.58	-0.79
Distributions from capital gains	-0.95	-0.95	-0.95	-3.06	-3.06	-3.06
Total distributions	-1.73	-1.56	-1.79	-3.80	-3.64	-3.85
Net asset value, end of period ($)	14.85	14.60	14.98	27.28	26.86	27.48
Total return(c) (%)	-41.56	-41.99	-41.36	37.57	36.55	37.93
Ratios and supplemental data
Net assets, end of period (millions) ($)	480	109	71	890	196	166
Ratio of operating expenses to average net assets including earnings credits (%)	1.21	1.96	0.95	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of net investment income to average net assets including earnings credits (%)	-0.38	-1.13	-0.20	-0.55	-1.30	-0.30
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.38	-1.14	-0.20	-0.56	-1.31	-0.31
Portfolio turnover rate (%)	8.74	8.74	8.74	16.37	16.37	16.37

	2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	17.45	17.25	17.55	16.82	16.76	16.88
Income from investment operations:
Net investment income (loss) ($)	-0.13	-0.30	-0.08	-0.04	-0.16	0.00	**
Net realized and unrealized gains (losses) on investments	6.65	6.60	6.69	0.67	0.65	0.67
Total income (loss) from investment operations	6.52	6.30	6.61	0.63	0.49	0.67
Less distributions:
Dividends from net investment income ($)	-0.49	-0.38	-0.54	—	—	—
Distributions from capital gains	—	—	—	—	—	—
Total distributions	-0.49	-0.38	-0.54	—	—	—
Net asset value, end of period ($)	23.48	23.17	23.62	17.45	17.25	17.55
Total return(c) (%)	37.97	36.95	38.29	3.75	2.92	3.97
Ratios and supplemental data
Net assets, end of period (millions) ($)	774	158	147	570	115	84
Ratio of operating expenses to average net assets including earnings credits (%)	1.21	1.96	0.96	1.29	2.04	1.04
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.22	1.97	0.97	1.30	2.05	1.05
Ratio of net investment income to average net assets including earnings credits (%)	-0.59	-1.33	-0.34	-0.24	-0.98	0.02
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.59	-1.34	-0.34	-0.24	-0.98	-0.01
Portfolio turnover rate (%)	32.26	32.26	32.26	21.73	21.73	21.73

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2010 (unaudited)						2009
	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	19.32		17.25		19.66		18.92	17.14	19.23
Income from investment operations:
Net investment income (loss) ($)	0.12		0.04		0.12		-0.06	-0.18	-0.07
Net realized and unrealized gains (losses) on investments	3.13		2.78		3.17		1.61	1.44	1.65
Total income (loss) from investment operations	3.25		2.82		3.29		1.55	1.26	1.58
Less distributions:
Dividends from net investment income ($)	—		—		—		—	—	—
Distributions from capital gains	—		—		—		-1.15	-1.15	-1.15
Total distributions	—		—		—		-1.15	-1.15	-1.15
Net asset value, end of period ($)	22.57		20.07		22.95		19.32	17.25	19.66
Total return(c) (%)	16.77	(a)	16.29	(a)	16.73	(a)	9.13	8.34	9.14
Ratios and supplemental data
Net assets, end of period (millions) ($)	339		110		568		276	90	503
Ratio of operating expenses to average net assets including earnings credits (%)	1.46	(b)	2.21	(b)	1.46	(b)	1.50	2.25	1.50
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.46	(b)	2.21	(b)	1.46	(b)	1.50	2.25	1.50
Ratio of net investment income to average net assets including earnings credits (%)	1.11	(b)	0.35	(b)	1.11	(b)	-0.34	-1.10	-0.37
Ratio of net investment income to average net assets excluding earnings credits (%)	1.11	(b)	0.35	(b)	1.11	(b)	-0.34	-1.10	-0.37
Portfolio turnover rate (%)	16.85	(a)	16.85	(a)	16.85	(a)	40.41	40.41	40.41

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in Class A, C and Y would have been -0.31%, -1.00%, and -0.22%.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund of America

	YEAR ENDED OCTOBER 31,
	2008			2007
	CLASS A	CLASS C	CLASS Y	CLASS A		CLASS C		CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	29.79	27.39	30.22	27.92		26.12		28.28
Income from investment operations:
Net investment income (loss) ($)	-0.06	-0.20	-0.01	0.05	(d)	-0.13	(d)	0.07	(d)
Net realized and unrealized gains (losses) on investments	-7.85	-7.16	-8.03	5.30		4.88		5.35
Total income (loss) from investment operations	-7.91	-7.36	-8.04	5.35		4.75		5.42
Less distributions:
Dividends from net investment income ($)	-0.07	—	-0.06	—		—		—
Distributions from capital gains	-2.89	-2.89	-2.89	-3.48		-3.48		-3.48
Total distributions	-2.96	-2.89	-2.95	-3.48		-3.48		-3.48
Net asset value, end of period ($)	18.92	17.14	19.23	29.79		27.39		30.22
Total return(c) (%)	-29.20	-29.74	-29.23	21.28		20.34		21.25
Ratios and supplemental data
Net assets, end of period (millions) ($)	127	61	501	82		65		756
Ratio of operating expenses to average net assets including earnings credits (%)	1.41	2.16	1.41	1.40		2.15		1.40
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.42	2.17	1.42	1.41		2.16		1.41
Ratio of net investment income to average net assets including earnings credits (%)	-0.23	-0.87	-0.06	0.18	(d)	-0.51	(d)	0.26	(d)
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.24	-0.88	-0.07	0.17	(d)	-0.52	(d)	0.25	(d)
Portfolio turnover rate (%)	63.97	63.97	63.97	50.26		50.26		50.26

	2006			2005
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	26.11	24.74	26.42	25.54	24.44	25.81
Income from investment operations:
Net investment income (loss) ($)	-0.08	-0.26	-0.08	-0.09	-0.26	-0.07
Net realized and unrealized gains (losses) on investments	4.23	3.98	4.28	2.36	2.26	2.38
Total income (loss) from investment operations	4.15	3.72	4.20	2.27	2.00	2.31
Less distributions:
Dividends from net investment income ($)	—	—	—	—	—	—
Distributions from capital gains	-2.34	-2.34	-2.34	-1.70	-1.70	-1.70
Total distributions	-2.34	-2.34	-2.34	-1.70	-1.70	-1.70
Net asset value, end of period ($)	27.92	26.12	28.28	26.11	24.74	26.42
Total return(c) (%)	16.81	15.93	16.80	9.16	8.43	9.23
Ratios and supplemental data
Net assets, end of period (millions) ($)	46	48	671	29	36	684
Ratio of operating expenses to average net assets including earnings credits (%)	1.41	2.16	1.41	1.49	2.17	1.43
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.41	2.16	1.41	1.49	2.17	1.43
Ratio of net investment income to average net assets including earnings credits (%)	-0.30	-1.05	-0.30	-0.34	-1.03	-0.27
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.30	-1.05	-0.30	-0.34	-1.04	-0.27
Portfolio turnover rate (%)	40.38	40.38	40.38	54.54	54.54	54.54

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a non-diversified fund that seeks capital appreciation by investing primarily in U.S. stocks and, to a lesser extent, in debt and international equity securities.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

Effective December 7, 2009, Arnhold and S. Bleichroeder Advisers, LLC, has changed its corporate name to First Eagle Investment Management, LLC (the "Adviser").

a)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price ("NOCP")).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Funds with significant non-U.S. holdings have adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds adopted updated provisions surrounding fair value measurements and disclosures effective April 30, 2010. This update applies to the Funds' disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

Level 3 — Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2010:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$6,290,844,731	$3,758,352	$246,080	$6,294,849,163
International Common Stocks	10,517,700,187	14,763,407	4,365,259	10,536,828,853
U.S. Preferred Stock	—	15,493,750	—	15,493,750
International Preferred Stocks	269,436,841	—	—	269,436,841
Warrant	22,664,826	—	—	22,664,826
Commodity*	1,397,532,453	—	—	1,397,532,453
U.S. Bonds	—	323,105,527	—	323,105,527
International Corporate Notes and Bonds	—	147,042,351	27,904,789	174,947,140
International Government Bonds	—	364,923,259	—	364,923,259
International Commercial Paper	—	821,555,877	—	821,555,877
U.S. Commercial Paper	—	1,912,160,003	—	1,912,160,003
Foreign Currency Contracts**	128,910,363	—	—	128,910,363
Total	$18,627,089,401	$3,602,802,526	$32,516,128	$22,262,408,055
Liabilities:
Foreign Currency Contracts**	$(6,573,837)	$—	$—	$(6,573,837)
Total	$(6,573,837)	$—	$—	$(6,573,837)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2010, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2010 was as follows:

First Eagle Global Fund — (continued)
	U.S. COMMON STOCKS	INTERNATIONAL COMMON STOCKS	INTERNATIONAL CORPORATE BONDS	TOTAL VALUE
Beginning Balance — market value	$246,080	$884,250	$30,948,757	$32,079,087
Purchases (Sales)	—	—	—	—
Transfer In — Level 3^	—	3,487,058	—	3,487,058
Transfer Out — Level 3^	—	—	—	—
Accrued Amortization	—	—	—	—
Realized Gains (Losses)	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	(6,049)	(3,043,968)	(3,050,017)
Ending Balance— market value	$246,080	$4,365,259	$27,904,789	$32,516,128
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$(6,049)	$(3,043,968)	$(3,050,017)

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$5,739,713,553	$5,034,797	$29,631,813	$5,774,380,163
U.S. Common Stocks	70,474,783	—	—	70,474,783
Investment Companies	—	7,082,061	50,000	7,132,061
International Preferred Stocks	162,908,742	—	—	162,908,742
Commodity*	608,824,608	—	—	608,824,608
International Corporate Bonds	—	103,490,232	18,603,193	122,093,425
International Government Bonds	—	107,149,743	—	107,149,743
International Commercial Paper	—	443,783,196	—	443,783,196
U.S. Commercial Paper	—	596,368,440	—	596,368,440
Foreign Currency Contracts **	65,022,788	—	—	65,022,788
Total	$6,646,944,474	$1,262,908,469	$48,285,006	$7,958,137,949
Liabilities:
Foreign Currency Contracts**	$(3,342,094)	$—	$—	$(3,342,094)
Total	$(3,342,094)	$—	$—	$(3,342,094)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (d).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2010, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2010 was as follows:

First Eagle Overseas Fund — (continued)
	INTERNATIONAL COMMON STOCKS	INVESTMENT COMPANIES	INTERNATIONAL CORPORATE BONDS	TOTAL VALUE
Beginning Balance — market value	$27,525,719	$50,000	$20,632,504	$48,208,223
Purchases (Sales)	—	—	—	—
Transfer In^ — Level 3	4,250,296	—	—	4,250,296
Transfer Out^ — Level 3	—	—	—	—
Accrued Amortization	—	—	—	—
Realized Gains (Losses)	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(2,144,202)	—	(2,029,311)	(4,173,513)
Ending Balance — market value	$29,631,813	$50,000	$18,603,193	$48,285,006
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,144,202)	$—	$(2,029,311)	$(4,173,513)

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
U.S. Common Stocks	$715,486,941	$2,790	$10,240	$715,499,971
International Common Stocks	80,610,006	—	—	80,610,006
U.S. Preferred Stocks	—	4,074,625	5,547,168	9,621,793
Investment Company	7,294,704	—	—	7,294,704
Warrant	2,485,032	—	—	2,485,032
Commodity*	61,890,283	—	—	61,890,283
U.S. Bonds	—	117,570,594	—	117,570,594
U.S. Treasury Bills	—	59,959,890	—	59,959,890
International Commercial Paper	—	17,860,688	—	17,860,688
U.S. Commercial Paper	—	147,579,352	—	147,579,352
Total	$867,766,966	$347,047,939	$5,557,408	$1,220,372,313

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (c).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2010, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

Fair Value Level 3 activity for the period ended April 30, 2010 was as follows:

First Eagle U.S. Value Fund — (continued)
	U.S. COMMON STOCKS	U.S. PREFERRED STOCK	TOTAL VALUE
Beginning Balance — market value	$10,240	$4,677,256	$4,687,496
Purchases (Sales)	—	—	—
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	869,912	869,912
Ending Balance — market value	$10,240	$5,547,168	$5,557,408
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$869,912	$869,912
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$1,587,769,793	$—	$—	$1,587,769,793
U.S. Common Stocks	174,833,302	—	—	174,833,302
Warrant	1,055,091	—	—	1,055,091
Commodity*	380,505,703	—	—	380,505,703
International Convertible Bond	—	2,233,153	—	2,233,153
International Commercial Paper	—	17,998,364	—	17,998,364
U.S. Commercial Paper	—	103,056,776	—	103,056,776
Total	$2,144,163,889	$123,288,293	$—	$2,267,452,182

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2010, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
U.S. Common Stocks	$938,977,693	$—	$—	$938,977,693
International Common Stocks	42,670,614	—	—	42,670,614
Investment Company	40,145,280	—	—	40,145,280
Repurchase Agreement	—	22,750,402	—	22,750,402
Total	$1,021,793,587	$22,750,402	$—	$1,044,543,989
Liabilities:
Covered Call Options Written	$—	$(23,364,397)	$—	$(23,364,397)
Total	$—	$(23,364,397)	$—	$(23,364,397)

  †  See Schedule of Investments for additional detailed categorizations.

For the six-month period ended April 30, 2010, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

d)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations.

Each Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At April 30, 2010, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign currency contract	$128,910,363	$6,573,837	$(35,434,193)	$242,051,967
First Eagle Overseas Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign currency contract	$65,022,788	$3,342,094	$(13,974,558)	$119,391,050

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

f)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Fund of America writes covered call options on portfolio securities. The Fund may also use options for speculative purposes, although it generally does not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

exercised, the proceeds on the sale of a written call option is adjusted by the amount of premium received or paid. When a written option expires, the Fund will realize a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Fund will earmark assets to cover its obligations under option contracts. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

For the six-month period ended April 30, 2010, First Eagle Fund of America had the following options transactions:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2009	64,654	$17,273,666
Options written	136,536	31,316,733
Options assigned	(17,863)	(5,351,835)
Options expired/closed	(118,467)	(29,094,643)
Options outstanding at April 30, 2010	64,860	$14,143,921
	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2009	—	$—
Options purchased	30	4,455
Options closed	(30)	(4,455)
Options outstanding at April 30, 2010	—	$—

As of April 30, 2010, portfolio securities valued at $261,178,785 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At April 30, 2010, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[1]	REALIZED LOSS[2]	CHANGE IN DEPRECIATION[3]
Covered call options written	$23,364,397	$(855,824)	$(15,202,342)
Covered call options purchased	—	(1,005)	—

  1  Statements of Assets and Liabilities location: Option contracts written, at value.

  2  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  3  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options.

g)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

h)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

i)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

j)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a RIC. The Funds declare and pay such income, dividends and capital gains distributions on an annual basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

k)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

l)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

m)  Redemption Fee — Effective May 1, 2008, the redemption fee period was shortened for the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund. The sale or exchange of shares of these Funds will be subject to a redemption fee if sold or exchanged within 60 days of the purchase of such shares, rather than if sold or exchanged within 90 days of the purchase of such shares. The redemption fee of 2% remains the same.

Also on May 1, 2008, the redemption fee was removed for the First Eagle U.S. Value Fund and the First Eagle Fund of America. The sale or exchange of shares of these Funds will no longer be subject to a redemption fee.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

The Adviser, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

personnel, related overhead and other costs) related to those services. For the six-month period ended April 30, 2010, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	PAID TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$2,002,000	$330,000
First Eagle Overseas Fund	722,981	117,760
First Eagle U.S. Value Fund	58,750	17,596
First Eagle Gold Fund	50,584	14,830
First Eagle Fund of America	89,500	14,596

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into a sub-custodian agreement to maintain the custody of gold bullion. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, serves as the Funds' principal underwriter. For the six-month period ended April 30, 2010, FEF Distributors, LLC realized $839,679, $177,584, $74,265, $199,110 and $29,451, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of April 30, 2010, balances to the Plan can be seen on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plans. For the six-month period ended April 30, 2010, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six-month period ended April 30, 2010, the service fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the six-month period ended April 30, 2010, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $1,744,381,992, $453,957,607, $101,866,325, $120,519,526 and $176,688,242 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $1,585,235,724, $475,560,689, $50,299,755, $29,648,431 and $158,816,784 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

There were no purchases of U.S. Government securities, excluding short-term securities for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America. Proceeds from sales of U.S. government securities, totaled $80,927,026, $0, $0, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Note 5 — Line of Credit

As of September 8, 2009, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the higher of overnight Federal Funds rate plus 1.25% per annum or overnight LIBOR plus 1.25% per annum. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements (unaudited)

relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the six-month period ended April 30, 2010, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$1,161,787	1	$48.60	1.51%
First Eagle Overseas Fund	—	—	—	—
First Eagle U.S. Value Fund	—	—	—	—
First Eagle Gold Fund	—	—	—	—
First Eagle Fund of America	—	—	—	—

As of April 30, 2010, there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

As of April 30, 2010, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

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Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	29,099,199	18,550,360	32,389,677
Shares issued for reinvested dividends and distributions	3,444,109	889,953	1,030,798
Shares redeemed	(32,960,823)	(11,193,123)	(10,449,127)
Net increase (decrease)	(417,515)	8,247,190	22,971,348

	SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	34,575,382	4,728,903	30,235,780	7,831,792	2,650,740	5,451,171
Shares issued for reinvested dividends and distributions	5,754,113	784,521	2,725,898	441,268	88,898	146,754
Shares redeemed	(32,905,650)	(4,520,407)	(15,241,025)	(6,434,475)	(1,994,199)	(1,854,370)
Net increase (decrease)	7,423,845	993,017	17,720,653	1,838,585	745,439	3,743,555

	SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	10,210,154	3,202,706	6,684,390
Shares issued for reinvested dividends and distributions	591,466	116,850	97,788
Shares redeemed	(12,479,528)	(1,850,453)	(1,097,581)
Net increase (decrease)	(1,677,908)	1,469,103	5,684,597

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	2,788,164	782,382	1,002,428
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	(2,006,432)	(551,623)	(1,866,500)
Net increase (decrease)	781,732	230,759	(864,072)

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	55,110,698	29,641,180	34,998,883
Shares issued for reinvested dividends and distributions	18,109,693	6,631,410	4,549,282
Shares redeemed	(84,638,482)	(36,786,291)	(37,483,189)
Net increase (decrease)	(11,418,091)	(513,701)	2,064,976

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	66,485,198	10,278,070	39,988,853	28,759,687	12,843,208	10,537,802
Shares issued for reinvested dividends and distributions	17,644,515	3,153,125	8,732,564	609,076	273,853	178,097
Shares redeemed	(82,273,077)	(15,337,273)	(50,077,157)	(12,133,532)	(7,643,669)	(4,932,395)
Net increase (decrease)	1,856,636	(1,906,078)	(1,355,740)	17,235,231	5,473,392	5,783,504

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	32,675,633	8,950,595	2,724,349	11,199,021	2,706,863	4,093,325
Shares issued for reinvested dividends and distributions	1,576,368	342,567	236,404	438,430	213,945	1,425,578
Shares redeemed	(13,910,049)	(2,039,915)	(1,165,446)	(4,091,076)	(1,259,729)	(5,961,245)
Net increase (decrease)	20,341,952	7,253,247	1,795,307	7,546,375	1,661,079	(442,342)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements

Transactions in dollars of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2010			SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$1,187,111,475	$744,731,971	$1,316,410,296	$687,095,276	$92,029,904	$605,875,687
Shares issued for reinvested dividends and distributions	139,107,607	35,464,634	41,767,929	113,298,593	15,125,573	54,408,926
Shares redeemed	(1,329,129,965)	(447,960,162)	(426,515,119)	(649,545,985)	(87,794,228)	(307,507,779)
Net increase (decrease)	$(2,910,883)	$332,236,443	$931,663,106	$150,847,884	$19,361,249	$352,776,834

	SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$117,925,335	$39,724,910	$82,704,244
Shares issued for reinvested dividends and distributions	6,570,564	1,316,582	2,205,720
Shares redeemed	(96,624,206)	(29,709,326)	(28,190,121)
Net increase (decrease)	$27,871,693	$11,332,166	$56,719,843

	SIX-MONTH PERIOD ENDED APRIL 30, 2010
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$279,377,007	$85,501,254	$186,658,737	$59,622,569	$14,833,151	$21,718,608
Shares issued for reinvested dividends and distributions	16,271,246	3,140,932	2,716,545	—	—	—
Shares redeemed	(340,121,635)	(48,379,720)	(29,737,661)	(42,479,942)	(10,461,515)	(40,639,535)
Net increase (decrease)	$(44,473,382)	$40,262,466	$159,637,621	$17,142,627	$4,371,636	$(18,920,927)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$1,877,816,801	$1,001,226,224	$1,199,142,643	$1,130,619,297	$171,958,689	$692,854,094
Shares issued for reinvested dividends and distributions	597,629,082	216,449,222	150,490,259	290,958,051	51,049,093	145,746,487
Shares redeemed	(2,795,198,241)	(1,205,982,145)	(1,242,934,451)	(1,373,073,363)	(250,700,205)	(847,934,944)
Net increase (decrease)	$(319,752,358)	$11,693,301	$106,698,451	$48,503,985	$(27,692,423)	$(9,334,363)

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$359,149,389	$155,855,041	$132,974,752
Shares issued for reinvested dividends and distributions	7,333,267	3,286,223	2,163,880
Shares redeemed	(149,306,331)	(93,069,544)	(62,312,522)
Net increase (decrease)	$217,176,325	$66,071,720	$72,826,110

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$695,070,658	$191,674,461	$59,221,318	$195,825,006	$42,370,149	$73,811,395
Shares issued for reinvested dividends and distributions	29,478,076	6,286,099	4,460,947	7,356,862	3,224,158	24,334,625
Shares redeemed	(299,916,979)	(42,132,110)	(23,813,770)	(73,124,361)	(19,744,007)	(105,289,861)
Net increase (decrease)	$424,631,755	$155,828,450	$39,868,495	$130,057,507	$25,850,300	$(7,143,841)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Notes to Financial Statements  (continued)

Note 7 — Indemnification and Foreign Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8 — Redemption In-Kind Transactions

At the December 15, 2009 Board meeting, a redemption in-kind policy had been approved for the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and the First Eagle Gold Fund, effective March 1, 2010. First Eagle Fund of America currently has a redemption in-kind policy in place. The redemption in-kind policy for all of the Funds will reserve the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of April 30, 2010.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges, and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2009 and held for the six-months ended April 30, 2010.

Actual Expenses

The table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the column heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund Expenses (unaudited)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	11.37%	$1,000.00	$1,113.70	1.16%	$6.08
Class C	10.94	1,000.00	1,109.40	1.91	9.99
Class I	11.49	1,000.00	1,114.90	0.91	4.77
First Eagle Overseas Fund
Class A	8.95	1,000.00	1,089.50	1.17	6.06
Class C	8.51	1,000.00	1,085.10	1.92	9.93
Class I	9.06	1,000.00	1,090.60	0.92	4.77
First Eagle U.S. Value Fund
Class A	12.78	1,000.00	1,127.80	1.20	6.33
Class C	12.40	1,000.00	1,124.00	1.95	10.27
Class I	12.92	1,000.00	1,129.20	0.95	5.02
First Eagle Gold Fund
Class A	16.06	1,000.00	1,160.60	1.19	6.37
Class C	15.61	1,000.00	1,156.10	1.94	10.37
Class I	16.20	1,000.00	1,162.00	0.94	5.04
First Eagle Fund of America
Class A	16.77	1,000.00	1,167.70	1.46	7.85
Class C	16.29	1,000.00	1,162.90	2.21	11.85
Class Y	16.73	1,000.00	1,167.30	1.46	7.85

  1  For the six-months ended April 30, 2010.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5% hypothetical example relating to the First Eagle Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on November 1, 2009 and held for the six-months ended April 30, 2010.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Fund Expenses (unaudited)  (continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.04	1.16%	$5.81
Class C	5.00	1,000.00	1,015.32	1.91	9.54
Class I	5.00	1,000.00	1,020.28	0.91	4.56
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,018.99	1.17	5.86
Class C	5.00	1,000.00	1,015.27	1.92	9.59
Class I	5.00	1,000.00	1,020.23	0.92	4.61
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,018.84	1.20	6.01
Class C	5.00	1,000.00	1,015.12	1.95	9.74
Class I	5.00	1,000.00	1,020.08	0.95	4.76
First Eagle Gold Fund
Class A	5.00	1,000.00	1,018.89	1.19	5.96
Class C	5.00	1,000.00	1,015.17	1.94	9.69
Class I	5.00	1,000.00	1,020.13	0.94	4.71
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.55	1.46	7.30
Class C	5.00	1,000.00	1,013.84	2.21	11.03
Class Y	5.00	1,000.00	1,017.55	1.46	7.30

  1  For the six-months ended April 30, 2010.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC and FEF Distributors, LLC.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

Consideration of Investment Advisory Agreements

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. The Board of Trustees approved these Advisory Agreements most recently on December 15, 2009.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for all Funds relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. While longer-term outperformance was noted for each of the Gold Fund and Fund of America, the Trustees commented on (and management discussed) the two Funds' trailing one-year relative performance. The Trustees also noted a return to positive absolute returns for all Funds after losses experienced in 2008. Performance for each Fund was determined to be excellent given its returns relative to benchmarks and peers (looking to medium- and longer-term returns only in the case of the Gold Fund and Fund of America).

•  The Trustees reviewed the total compensation to be received by the Adviser and the Funds' total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as each Fund's net management fee, except that of the Fund of America, was generally similar to or lower than its reviewed peer group average and peer group median. After noting that Fund of America's net management fee was higher than any of its reviewed peers, the Trustees

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

(continued)

determined that the fee was justified by the superior service record, consistent long-term performance, and management team stability achieved. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees noted the generally low levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees' reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios decreased over several years as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees also noted, however, that expense ratios for each of the Funds had increased over the prior fiscal year. These generally rising expense ratios were considered in light of industry-wide expense ratio increases over the same period and were not found to have changed the overall competitiveness of the Funds' expense profiles. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreements serve the interests of the Funds and their shareholders and should be continued.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations Officer

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

The financial information included herein is taken from records of the Funds without examination by the Funds' independent auditors, who do not express an opinion thereon.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2010

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1345 Avenue of the Americas | New York, NY | 10105-4300

800.334.2143 | firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                   Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable to this semi-annual report.

Item 6.                                   Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: July 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date:  July 7, 2010

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date:  July 7, 2010

*                            Print the name and title of each signing officer under his or her signature.